Registration No. 333-76154

& 811-7934

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 9	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 26	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-2347

NAME AND ADDRESS OF AGENT FOR SERVICE

Cynthia K. Mueller

4321 North Ballard Road

Appleton, WI 54919

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2010 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Flexible Premium Deferred

Variable Annuity

(issued by Lutheran Brotherhood

between 2/03/1994 and 4/30/2003)

Prospectuses

April 30, 2010

Thrivent Variable Annuity Account B

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE ANNUITY ACCOUNT B

PROSPECTUS

FOR

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). We are a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account B (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2010. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing to us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 37 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or proceeded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 30, 2010.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.

Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Commencement Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The individual flexible premium variable annuity Contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a separate account of Thrivent Financial. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 3.0%) declared by Thrivent Financial at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent Financial.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account B, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	6.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee		$30.00[2]

Annual Subaccount Expenses (as a percentage of average daily Accumulated Value or Annuity Unit Value)
	Current[3]	Maximum

Mortality & Expense Risk Charge	1.10%	1.25%

Total Subaccount Annual Expenses	1.10%	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2009, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[4]
	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.43%	4.67%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

See Annuity Provisions in this prospectus for a discussion of these other charges.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$729	$927	$1,124	$1,987
Maximum Portfolio Expenses:	$1,124	$2,102	$3,065	$5,655
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$729	$927	$1,124	$1,987
Maximum Portfolio Expenses:	$1,124	$2,102	$3,065	$5,655
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$171	$530	$913	$1,987
Maximum Portfolio Expenses:	$589	$1,752	$2,893	$5,655

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.

3 The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions—Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.

4 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.39% to 1.50%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us, and will never be less than an effective rate of 3% per year.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.

Transfers. On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary before the end of the valuation day.

Annuity Provisions

You may select an annuity settlement option or options, and you may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Exchange Program

From time to time, we may offer to exchange this variable annuity contract for the Flexible Premium Deferred Variable Annuity Contract (of the Thrivent Variable Account I). Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1993. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to up to 40 of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Subaccount	Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Subaccount	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Subaccount	Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Subaccount	Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio. To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner International Stock Portfolio. To achieve long-term growth of capital.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

INVESTMENT OPTIONS

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio. To seek to maximize income.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

INVESTMENT OPTIONS

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management, Inc.	Thrivent Partner Healthcare Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Natural Resources Portfolio
Aberdeen Asset Management Investment Services Limited	Thrivent Partner Emerging Markets Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Utilities Portfolio
Turner Investment Partners, Inc.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio
Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.	Thrivent Partner Worldwide Allocation Portfolio
Mercator Asset Management, LP and Principal Global Investors, LLC	Thrivent Partner International Stock Portfolio
Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, LLC	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
Calvert Asset Management Company, Inc.	Thrivent Partner Socially Responsible Bond Portfolio

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

INVESTMENT OPTIONS

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

RISKS

This annuity has some risks which may include the following:

♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;

♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1/2;

♦

If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

THE CONTRACT

Allocation of Premium

We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to subaccounts to no more than 40. The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if you have completed the telephone transaction authorization form, by telephone. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Accumulated Value of Your Contract

On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

♦	You allocate premiums to that Subaccount;

♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;

♦	You make a surrender from that Subaccount; or

♦	We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

THE CONTRACT

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value

We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)	At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.

(2)	If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.

If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.

The amount of the death benefit will be the greatest of:

♦	The Accumulated Value on the date we calculate the death benefit

♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and

♦

The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of

THE CONTRACT

the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount.

If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:

(1)	The principal and interest are completely distributed within five years after the date of death; or

(2)	If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Annuity Commencement Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender

On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value by completing an approved surrender form and sending it to our Service Center. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

THE CONTRACT

The proceeds will be the amount surrendered less any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.

A partial surrender must be at least $200 (except where partial surrender proceeds will be used to make payments on another Thrivent product) and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes. If you have completed an approved telephone transaction authorization form, you may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

We require a Medallion Signature Guarantee for any surrender or partial surrender in an amount of $500,000 or more. These transactions must be in writing.

We require one of the following accepted forms of verification of your identity for certain other written requests for a surrender or partial surrender, as noted below:

THE CONTRACT

Transaction Type	Identity Verification Method
	Financial Representative Attestation	Notary Public Attestation	Medallion Signature Guarantee

• Request to send funds of $0 – $99,999.99 to an address different from that of the Contract Owner	Accepted	Accepted	Accepted

• Request to send funds of $0 – $99,999.99 electronically to a bank account registration different from that of the Contract Owner	Accepted	Accepted	Accepted

• Request to send funds of $0 – $99,999.99 in the name of someone other than the Contract Owner	Accepted	Accepted	Accepted

• Certain other transactions as determined by us	Accepted	Accepted	Accepted

• Request for funds of $100,000 – $499,999.99	Accepted	Accepted	Accepted

• Request for funds of $500,000.00 or more	Not Accepted	Not Accepted	Required

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial Surrender form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative.

For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

Transfers

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.

You can request a transfer in two ways:

(1)	By giving us Written Notice; or

(2)	By telephone after completing an approved telephone transaction authorization form.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.

♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year. We

THE CONTRACT

consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦

In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary before the end of the valuation day.

Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts

(1)	By giving us Written Notice; or

(2)	By telephone after completing a telephone transaction authorization form.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by Contract Owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding Subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the Subaccounts. We may use a combination of monitoring Contract Owner activity and restricting contract owner transfers. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a Contract Owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to the harmful effects of abusive trading practices if we are unable to detect and deter such practices.

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to up to 40 Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance

THE CONTRACT

will be transferred on the next transfer date. If you subsequently allocate additional amounts to the Thrivent Money Market Subaccount, the transfers will begin again on the schedule you set unless you terminate the Money Market Dollar Cost Averaging program. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to terminate the program, we must receive Written Notice or notice by telephone (if you have such authorization).

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form. The program will not terminate automatically by transferring your allocations to another subaccount.

Telephone and Online Transactions

You may perform various transactions over the telephone if we receive proper written authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later upon request.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting telephone transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone transaction, we recommend you provide us with Written Notice.

If due to malfunction or other circumstances, the recording of the Contact Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to suspend or limit telephone transactions. We currently allow Contract Owners to pay premiums online at www.thrivent.com. We may offer other online transactions in the future. For more information regarding online transactions, please contact the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern

THE CONTRACT

Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.

We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

CHARGES AND DEDUCTIONS

Surrender Charges

Contract Year	Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%

After Contract Year 6 there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

♦

Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

(1)	A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the payment period and the accumulation period will equal or exceed the surrender charge period and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

(2)	Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.

♦

Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.

♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

♦

Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge

Your Contract includes an annual administrative charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

♦

Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

♦	Expense Risk. This is the risk that the expenses with respect to the Contracts will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Annuity Commencement Date

The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity

ANNUITY PROVISIONS

Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued.

Annuity Proceeds

The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s entire Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Commencement Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Annuity Commencement Date.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

♦

Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

♦

Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option agreeable to us.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the

ANNUITY PROVISIONS

Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)	Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)	Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.

(c)	Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year.

GENERAL PROVISIONS

Entire Contract

Your entire insurance Contract is comprised of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

GENERAL PROVISIONS

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will

GENERAL PROVISIONS

include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

FEDERAL TAX STATUS

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement

FEDERAL TAX STATUS

agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract

FEDERAL TAX STATUS

is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing Contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity Contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity Contract for the Contract.

FEDERAL TAX STATUS

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly rolled over/converted to a Roth IRA.

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and

FEDERAL TAX STATUS

mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting

VOTING RIGHTS

of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

SALES AND OTHER AGREEMENTS

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.50% to 3.85% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor

Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account B are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT B

1933 Act Registration No. 33-76154

1940 Act Registration No. 811-7934

Please send me the Statement of Additional Information (SAI) for the:

Flexible Premium Deferred Variable Annuity

(Thrivent Variable Annuity Account B)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:						—	—	—	—	—
value at beginning of period	$8.58	$13.82	$12.78	$11.36	$10.00	—	—	—	—	—
value at end of period	$11.09	$8.58	$13.82	$12.78	$11.36	—	—	—	—	—
number outstanding at end of period (000 omitted)	6,241	5,933	5,640	4,801	1,249	—	—	—	—	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.74	$13.27	$12.45	$11.13	$10.00	—	—	—	—	—
value at end of period	$11.22	$8.74	$13.27	$12.45	$11.13	—	—	—	—	—
number outstanding at end of period (000 omitted)	20,690	20,734	20,168	14,525	3,666	—	—	—	—	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$9.09	$12.71	$12.04	$10.92	$10.00	—	—	—	—	—
value at end of period	$11.40	$9.09	$12.71	$12.04	$10.92	—	—	—	—	—
number outstanding at end of period (000 omitted)	27,344	27,444	27,146	18,718	5,223	—	—	—	—	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$9.47	$12.06	$11.55	$10.66	$10.00	—	—	—	—	—
value at end of period	$11.48	$9.47	$12.06	$11.55	$10.66	—	—	—	—	—
number outstanding at end of period (000 omitted)	11,399	11,526	10,589	6,625	2,085	—	—	—	—	—

Thrivent Partner Technology Subaccount[1] (April 30, 2002)
Accumulation unit:
value at beginning of period	$6.62	$12.96	$11.80	$11.55	$11.26	$10.86	$7.25	$10.00	—	—
value at end of period	$10.26	$6.62	$12.96	$11.80	$11.55	$11.26	$10.86	$7.25	—	—
number outstanding at end of period (000 omitted)	221	225	298	342	440	449	348	69	—	—

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.89	$10.00	—	—	—	—	—	—	—	—
value at end of period	$10.88	$8.89	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	177	122	—	—	—	—	—	—	—	—

Thrivent Partner Natural Resources Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.69	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.09	$5.69	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	386	200	—	—	—	—	—	—	—	—

Thrivent Partner Emerging Markets Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.60	$10.00	—	—	—	—	—	—	—	—
value at end of period	$9.68	$5.60	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	224	75	—	—	—	—	—	—	—	—

[1]	Formerly known as Thrivent Technology Subaccount

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$13.10	$21.11	$25.66	$19.33	$17.26	$12.91	$10.00	—	—	—
value at end of period	$16.73	$13.10	$21.11	$25.66	$19.33	$17.26	$12.91	—	—	—
number outstanding at end of period (000 omitted)	797	979	1,334	1,920	2,331	2,006	813	—	—	—

Thrivent Partner Utilities Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.99	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.74	$6.99	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	129	95	—	—	—	—	—	—	—	—

Thrivent Partner Small Cap Growth Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$8.22	$14.64	$13.64	$12.25	$11.92	$10.82	$7.61	$10.54	$10.00	—
value at end of period	$10.96	$8.22	$14.64	$13.64	$12.25	$11.92	$10.82	$7.61	$10.54	—
number outstanding at end of period (000 omitted)	532	601	718	892	1,108	1,138	1,462	1,692	427	—

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$14.96	$20.73	$21.18	$17.62	$16.99	$14.05	$10.00	—	—	—
value at end of period	$19.27	$14.96	$20.73	$21.18	$17.62	$16.99	$14.05	—	—	—
number outstanding at end of period (000 omitted)	423	482	606	754	878	759	212	—	—	—

Thrivent Small Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$9.96	$16.12	$15.36	$13.77	$12.79	$10.69	$7.71	$10.00	—	—
value at end of period	$11.86	$9.96	$16.12	$15.36	$13.77	$12.79	$10.69	$7.71	—	—
number outstanding at end of period (000 omitted)	892	992	1,291	1,568	1,562	1,077	630	286	—	—

Thrivent Small Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.26	$15.05	$15.30	$13.48	$12.70	$10.52	$7.69	$10.00	—	—
value at end of period	$12.72	$10.26	$15.05	$15.30	$13.48	$12.70	$10.52	$7.69	—	—
number outstanding at end of period (000 omitted)	694	840	1,134	1,395	1,827	1,829	1,380	695	—	—

Thrivent Mid Cap Growth Subaccount II (November 30, 2001)
Accumulation unit:
value at beginning of period	$7.32	$12.92	$10.90	$10.15	$9.23	$8.01	$5.90	$10.59	$10.00	—
value at end of period	$10.81	$7.32	$12.92	$10.90	$10.15	$9.23	$8.01	$5.90	$10.59	—
number outstanding at end of period (000 omitted)	380	430	587	760	1,084	1,352	1,562	1,856	448	—

Thrivent Mid Cap Growth Subaccount (January 30, 1998)
Accumulation unit:
value at beginning of period	$12.87	$22.10	$18.63	$17.34	$15.76	$14.31	$10.64	$14.56	$18.35	$16.36
value at end of period	$19.21	$12.87	$22.10	$18.63	$17.34	$15.76	$14.31	$10.64	$14.56	$18.35
number outstanding at end of period (000 omitted)	8,150	9,415	11,504	14,793	19,921	24,876	18,406	20,074	21,999	18,257

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.60	$13.38	$13.12	$11.46	$10.00	—	—	—	—	—
value at end of period	$11.25	$8.60	$13.38	$13.12	$11.46	—	—	—	—	—
number outstanding at end of period (000 omitted)	238	237	267	206	131	—	—	—	—	—

Thrivent Mid Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$9.69	$16.54	$15.82	$14.11	$12.25	$10.57	$8.08	$10.00	—	—
value at end of period	$13.33	$9.69	$16.54	$15.82	$14.11	$12.25	$10.57	$8.08	—	—
number outstanding at end of period (000 omitted)	1,012	1,114	1,465	1,672	1,462	603	350	196	—	—

Thrivent Mid Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$9.89	$15.69	$14.74	$13.57	$12.22	$10.67	$8.00	$10.00	—	—
value at end of period	$13.37	$9.89	$15.69	$14.74	$13.57	$12.22	$10.67	$8.00	—	—
number outstanding at end of period (000 omitted)	695	831	1,096	1,331	1,792	1,702	1,243	675	—	—

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.05	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.87	$6.05	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	712	383	—	—	—	—	—	—	—	—

Thrivent Partner International Stock Subaccount (January 18, 1996)
Accumulation unit:
value at beginning of period	$11.51	$19.77	$18.08	$15.04	$13.37	$11.69	$9.01	$11.03	$14.12	$17.02
value at end of period	$14.21	$11.51	$19.77	$18.08	$15.04	$13.37	$11.69	$9.01	$11.03	$14.12
number outstanding at end of period (000 omitted)	7,477	9,042	11,638	14,434	18,158	19,152	19,339	21,401	23,249	22,302

Thrivent Partner Socially Responsible Stock Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.45	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.66	$6.45	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	20	15	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Growth Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.30	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.89	$5.30	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	166	55	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Value Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.54	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.73	$5.54	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	151	78	—	—	—	—	—	—	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Partner All Cap Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$7.75	$13.73	$11.53	$10.10	$8.63	$7.67	$6.82	$10.30	$10.00	—
value at end of period	$9.85	$7.75	$13.73	$11.53	$10.10	$8.63	$7.67	$6.82	$10.30	—
number outstanding at end of period (000 omitted)	1,382	1,585	2,073	2,267	2,558	2,581	2,901	3,259	502	—

Thrivent Large Cap Growth Subaccount II (November 30, 2001)
Accumulation unit:
value at beginning of period	$7.00	$12.19	$10.58	$10.02	$9.46	$8.89	$7.32	$10.08	$10.00	—
value at end of period	$9.68	$7.00	$12.19	$10.58	$10.02	$9.46	$8.89	$7.32	$10.08	—
number outstanding at end of period (000 omitted)	420	503	680	923	1,277	1,563	1,782	2,077	471	—

Thrivent Large Cap Growth Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$36.32	$63.31	$54.83	$51.94	$49.07	$46.08	$35.70	$51.57	$64.49	$68.60
value at end of period	$50.79	$36.32	$63.31	$54.83	$51.94	$49.07	$46.08	$35.70	$51.57	$64.49
number outstanding at end of period (000 omitted)	6,606	7,685	9,471	12,248	16,269	19,881	22,487	25,286	30,409	29,904

Thrivent Partner Growth Stock Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$7.91	$13.83	$12.80	$11.43	$10.87	$10.00	$7.71	$10.15	$10.00	—
value at end of period	$11.21	$7.91	$13.83	$12.80	$11.43	$10.87	$10.00	$7.71	$10.15	—
number outstanding at end of period (000 omitted)	1,071	1,326	1,861	2,180	2,886	3,079	2,887	2,899	504	—

Thrivent Large Cap Value Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$9.17	$14.12	$13.64	$11.61	$10.97	$9.72	$7.73	$10.13	$10.00	—
value at end of period	$10.99	$9.17	$14.12	$13.64	$11.61	$10.97	$9.72	$7.73	$10.13	—
number outstanding at end of period (000 omitted)	4,126	4,956	6,476	7,939	9,641	9,212	8,084	7,340	557

Thrivent Large Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.91	$12.83	$12.06	$10.89	$10.46	$9.74	$8.12	$10.00	—	—
value at end of period	$9.98	$7.91	$12.83	$12.06	$10.89	$10.46	$9.74	$8.12	—	—
number outstanding at end of period (000 omitted)	2,093	2,610	3,477	4,342	5,528	4,409	2,709	823	—	—

Thrivent Large Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$8.70	$13.99	$13.45	$11.79	$11.38	$10.41	$8.21	$10.00	—	—
value at end of period	$10.86	$8.70	$13.99	$13.45	$11.79	$11.38	$10.41	$8.21	—	—
number outstanding at end of period (000 omitted)	1,514	1,909	2,574	3,082	4,005	3,792	2,463	1,082	—	—

Thrivent Equity Income Plus Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.99	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.07	$6.99	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	81	56	—	—	—	—	—	—	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Balanced Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$9.91	$13.55	$12.99	$11.79	$11.47	$10.73	$9.26	$10.00	—	—
value at end of period	$11.93	$9.91	$13.55	$12.99	$11.79	$11.47	$10.73	$9.26	—	—
number outstanding at end of period (000 omitted)	899	1,116	1,534	1,893	2,594	2,551	1,890	1,038	—	—

Thrivent High Yield Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$24.33	$31.16	$30.66	$28.11	$27.32	$25.08	$19.81	$21.93	$23.02	$29.28
value at end of period	$34.53	$24.33	$31.16	$30.66	$28.11	$27.32	$25.08	$19.81	$21.93	$23.02
number outstanding at end of period (000 omitted)	4,357	5,058	6,421	8,370	11,171	13,872	15,573	17,288	21,242	21,986

Thrivent Diversified Income Plus Subaccount[1] (April 30, 2002)
Accumulation unit:
value at beginning of period	$11.26	$14.83	$15.14	$13.40	$13.08	$12.25	$9.87	$10.00	—	—
value at end of period	$14.81	$11.26	$14.83	$15.14	$13.40	$13.08	$12.25	$9.87	—	—
number outstanding at end of period (000 omitted)	740	964	1,330	989	674	832	746	348	—	—

Thrivent Partner Socially Responsible Bond Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$10.19	$10.00	—	—	—	—	—	—	—	—
value at end of period	$11.19	$10.19	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	47	18	—	—	—	—	—	—	—	—

Thrivent Income Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$28.15	$31.93	$31.10	$29.83	$29.48	$28.46	$26.52	$25.35	$23.88	$21.87
value at end of period	$33.78	$28.15	$31.93	$31.10	$29.83	$29.48	$28.46	$26.52	$25.35	$23.88
number outstanding at end of period (000 omitted)	4,359	5,215	6,664	8,412	11,227	13,903	16,802	20,314	21,672	18,875

Thrivent Bond Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.02	$12.26	$11.73	$11.40	$11.28	$10.98	$10.71	$10.00	—	—
value at end of period	$12.90	$12.02	$12.26	$11.73	$11.40	$11.28	$10.98	$10.71	—	—
number outstanding at end of period (000 omitted)	932	1,200	1,421	1,667	2,148	2,356	2,262	1,695	—	—

Thrivent Limited Maturity Bond Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$10.74	$11.60	$11.28	$10.91	$10.82	$10.74	$10.39	$9.93	$10.00	—
value at end of period	$12.11	$10.74	$11.60	$11.28	$10.91	$10.82	$10.74	$10.39	$9.93	—
number outstanding at end of period (000 omitted)	3,030	3,236	4,261	5,240	6,762	7,619	7,456	9,283	1,781	—

Thrivent Mortgage Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$10.62	$11.30	$10.86	$10.49	$10.40	$10.11	$10.00	—	—	—
value at end of period	$11.87	$10.62	$11.30	$10.86	$10.49	$10.40	$10.11	—	—	—
number outstanding at end of period (000 omitted)	262	345	484	645	891	800	495	—	—	—

Thrivent Money Market Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$2.02	$1.98	$1.91	$1.84	$1.81	$1.81	$1.81	$1.81	$1.76	$1.67
value at end of period	$2.00	$2.02	$1.98	$1.91	$1.84	$1.81	$1.81	$1.81	$1.81	$1.76
number outstanding at end of period (000 omitted)	24,887	42,869	41,625	36,659	32,089	39,871	58,096	101,665	128,732	86,928

[1]	Formerly known as Thrivent High Yield Subaccount II.

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP63-1 R4-10	Contract Form W2-BA-FPVA-1

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statement of Additional Information

Dated April 30, 2010

For

Flexible Premium Deferred

Variable Annuity Contract

Issued by

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated April 30, 2010 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2009	2008	2007
$3,973,541	$4,126,872	$4,658,217

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined, composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices

2

and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2009 and 2008, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2009, appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 south Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account B at December 31, 2009 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2010

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2009 and 2008

(in millions)

	2009	2008
Assets
Fixed maturity securities, at fair value	$31,909	$25,572
Equity securities, at fair value	999	970
Mortgage loans	7,938	7,689
Contract loans	1,263	1,241
Short-term investments	598	1,419
Amounts due from brokers	103	27
Other investments	1,605	1,488

Total investments	44,415	38,406

Cash and cash equivalents	1,452	1,130
Accrued investment income	401	372
Receivables	205	181
Deferred acquisition costs	2,011	2,541
Property and equipment, net	159	167
Other assets	76	30
Assets held in separate accounts	11,717	9,282

Total Assets	$60,436	$52,109

Liabilities
Future contract benefits	$15,471	$14,662
Contractholder funds	23,521	22,204
Unpaid claims and claim expenses	227	214
Amounts due to brokers	1,364	369
Securities lending obligation	215	831
Other liabilities	731	699
Liabilities related to separate accounts	11,717	9,282

Total Liabilities	53,246	48,261
Members’ Equity
Retained earnings	6,893	6,880
Accumulated other comprehensive income (loss)	297	(3,032)

Total Members’ Equity	7,190	3,848

Total Liabilities and Members’ Equity	$60,436	$52,109

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Revenues
Premiums	$1,404	$1,355	$1,317
Net investment income	2,243	2,328	2,384
Realized investment (losses) gains, net	(186)	(484)	115
Contract charges	601	629	657
Other revenue	258	305	321

Total Revenues	4,320	4,133	4,794

Benefits and Expenses
Contract claims and other benefits	1,312	1,270	1,218
Increase in contract reserves	648	693	569
Interest credited	1,069	1,038	1,029
Dividends to members	333	329	293

Total benefits	3,362	3,330	3,109
Underwriting, acquisition and insurance expenses	578	596	642
Amortization of deferred acquisition costs	197	358	243
Fraternal benefits and expenses	170	181	188

Total expenses	945	1,135	1,073

Total Benefits and Expenses	4,307	4,465	4,182

Net Income (Loss)	$13	$(332)	$612

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2007	$6,600	$264	$6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	7,212	31	7,243
Comprehensive Income (Loss):
Net loss	(332)	—	(332)
Other comprehensive loss	—	(3,063)	(3,063)

Total comprehensive loss			(3,395)

Balance as of December 31, 2008	6,880	(3,032)	3,848
Comprehensive Income (Loss):
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	$6,893	$297	$7,190

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Operating Activities
Net income (loss)	$13	$(332)	$612
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	822	882	666
Change in contractholder funds	715	579	(27)
Change in deferred acquisition costs	(66)	131	32
Realized investment losses (gains), net	186	484	(115)
Changes in other assets and liabilities	(80)	(67)	19

Net Cash Provided by Operating Activities	1,590	1,677	1,187

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	5,796	5,400	9,271
Cost of fixed maturity securities acquired	(7,650)	(5,509)	(8,684)
Proceeds from sales of equity securities	2,160	2,069	1,826
Cost of equity securities acquired	(1,853)	(2,222)	(1,902)
Proceeds from mortgage loans sold, matured or repaid	698	925	870
Cost of mortgage loans acquired	(969)	(1,032)	(1,113)
Sales of fixed maturity securities under mortgage roll program, net	(881)	301	287
Contract loans (issued) repaid, net	(22)	(3)	2
Sales of short-term investments, net	821	503	42
Change in collateral held for securities lending	(616)	(883)	3
Other, net	646	(1,077)	(784)

Net Cash Used in Investing Activities	(1,870)	(1,528)	(182)

Financing Activities
Universal life and investment contract receipts	2,268	2,091	1,327
Universal life and investment contract withdrawals	(1,666)	(1,934)	(2,516)

Net Cash Provided by (Used in) Financing Activities	602	157	(1,189)

Net Change in Cash and Cash Equivalents	322	306	(184)
Cash and Cash Equivalents, Beginning of Year	1,130	824	1,008

Cash and Cash Equivalents, End of Year	$1,452	$1,130	$824

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2009, 2008 and 2007

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of the other comprehensive income.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,218 million and $337 million in the mortgage dollar roll program outstanding as of December 31, 2009 and 2008, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death and living benefits. As of December 31, 2009 and 2008, reserves totaling $78 million and $133 million, respectively, for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses, continued

awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2009, 2008 and 2007 totaled $1 million, $6 million and $12 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $9 million and a net deferred tax asset of $4 million as of December 31, 2009 and 2008, respectively.

New Accounting Guidance

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required on the financial statements and notes to the financial statements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosures about the impact of derivative instruments on financial position, financial performance and cash flows. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In December 2008, the FASB updated the accounting standards to require enhanced disclosure related to postretirement benefit plan assets, including information about inputs and techniques used to determine the fair value of plan assets. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this guidance, fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the guidance for the annual reporting period beginning January 1, 2008.

In 2007, Thrivent Financial adopted new guidance which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. Adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new accounting guidance for defined benefit pension and other postretirement plans that requires; (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. The adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. The adoption of the new guidance did not have a significant impact on the consolidated financial statements.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 17, 2010, the date the consolidated financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2009	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$4,105	$121	$7	$4,219
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	668	27	7	688
Securities issued by foreign governments	108	12	1	119
Corporate debt securities	20,062	1,197	222	21,037
Residential mortgage-backed securities	1,795	—	384	1,411
Commercial mortgage-backed securities	1,793	9	245	1,557
Collateralized debt obligations	22	—	3	19
Other debt obligations	1,336	75	41	1,370

Total fixed maturity securities	$29,889	$1,441	$910	$30,420

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	$3,228	$67	$3	$3,292
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	279	40	—	319
Corporate and other bonds	19,953	274	2,250	17,977
Mortgage- and asset-backed securities	4,423	7	1,137	3,293

Total fixed maturity securities	$27,883	$388	$3,390	$24,881

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2009 and 2008 totaled $1,489 million and $691 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled losses of $85 million for the year ended December 31, 2009, and gains of $68 million and $5 million for the years ended December 31, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2009 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$581	$598
Due after one year through five years	5,737	6,024
Due after five years through ten years	4,804	4,927
Due after ten years	18,767	18,871

Total fixed maturity securities	$29,889	$30,420

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

December 31, 2009	Cost	Gross Unrealized		Fair Value
		Gains	Losses
Large-cap	$287	$40	$5	$322
Mid-cap	86	23	1	108
International	64	21	—	85
REITs	115	20	—	135
Preferred stock	113	6	22	97
Other	261	12	21	252

Total equity securities	$926	$122	$49	$999

December 31, 2008
Equity securities	$1,288	$26	$344	$970

Included in the equities securities balances discussed above is approximately $93 million and $79 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	14	$605	$7	8	$3	$—
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	6	142	7	1	9	—
Securities issued by foreign governments	3	20	1	—	—	—
Corporate debt securities	278	1,541	46	376	1,973	176
Residential mortgage-backed securities	8	46	14	129	1,351	370
Commercial mortgage-backed securities	9	136	2	66	1,144	243
Collateralized debt obligations	—	—	—	3	10	3
Other debt obligations	29	167	11	44	181	30

Total fixed maturity securities	347	$2,657	$88	627	$4,671	$822

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	7	$1	$—	12	$227	$3
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	2	4	—	—	—	—
Corporate and other bonds	1,773	8,743	1,112	849	4,146	1,138
Mortgage- and asset-backed securities	107	1,149	279	183	1,944	858

Total fixed maturity securities	1,889	$9,897	$1,391	1,044	$6,317	$1,999

As of December 31, 2009, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $910 million comprising 974 issuers. Of this amount, $822 million, comprised of 627 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.9 million as of December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Large-cap	35	$45	$4	—	$—	$—
Mid-cap	32	12	1	—	—	—
International	—	—	—	—	—	—
REITs	16	4	—	—	—	—
Preferred stock	13	—	—	31	69	22
Other	110	—	22	—	—	—

Total equity securities	206	$61	$27	31	$69	$22

December 31, 2008
Total equity securities	630	$923	$292	21	$78	$52

As of December 31, 2009, gross unrealized losses on equity securities totaled $49 million comprising 237 issuers. Of this amount, $22 million, comprised of 31 issuers, was in the greater-than-twelve-month category.

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness such as its ability to generate operating cash flow and remain current on all debt obligations as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the balance sheet dates, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value; however, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate and church-related properties. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2009	2008
Commercial	$6,562	$6,334
Church	1,024	983
Non-commercial	384	383

	7,970	7,700
Allowance for credit losses	(32)	(11)

Total	$7,938	$7,689

Maximum loan to value ratio for loans
Issued during the year	75%	76%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Allowance for credit losses, beginning of year	$11	$4	$33
Net additions (reductions)	21	7	(29)

Allowance for credit losses, end of year	$32	$11	$4

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.6 million and $0.1 million during the years ended December 31, 2009, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as of December 31 was as follows:

	2009	2008
Geographic Region
Pacific	26%	25%
South Atlantic	19	18
West North Central	13	13
East North Central	13	13
Mountain	10	9
West South Central	9	9
Mid Atlantic	8	9
Other	2	4

Total	100%	100%

The distribution of Thrivent Financial’s mortgage loan investments among various property types as of December 31 was as follows:

	2009	2008
Property Type
Industrial	31%	32%
Office	20	19
Retail	20	19
Church	13	14
Apartments	5	5
Hotels/Motels	3	3
Other	8	8

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indexes.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2009, 2008 and 2007, $5 million, $8 million and $14 million, respectively, was received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair values and are included in other assets on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
December 31, 2009	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Credit default swaps	$2	$22	$—	Realized gains and losses
Futures	147	149	(34)	Realized gains and losses
Options on convertible bonds and preferred stocks	263	607	103	Realized gains and losses

Total Assets	$412	$778	$69

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$1	$300	$—	Realized gains and losses
Foreign currency swaps	(15)	102	—	Net investment income

Total Liabilities	$(14)	402	—

	Assets
December 31, 2008	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Foreign currency swaps	$10	$104	$—	Net investment income
Credit default swaps	4	10	7	Realized gains and losses
Futures	149	148	39	Realized gains and losses
Options on convertible bonds and preferred stocks	219	588	(146)	Realized gains and losses

Total	$382	$850	$(100)

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$—	$—	$4	Realized gains and losses

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2009	2008	2007
Fixed maturity securities, available for sale	$1,712	$1,603	$1,616
Equity securities	33	57	71
Mortgage loans	489	498	489
Contract loans	88	87	87
Other invested assets	(45)	112	163

	2,277	2,357	2,426
Investment expenses	34	29	42

Net investment income	$2,243	$2,328	$2,384

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$254	$176	$236
Gross losses	(93)	(259)	(200)
Equity securities:
Gross gains	193	101	150
Gross losses	(234)	(310)	(69)
Other	(40)	105	9

	80	(187)	126
Fixed maturity securities, trading	(85)	68	5

Provisions for losses:
Fixed maturity securities, available for sale – credit related losses	(100)	(259)	(41)
Equity securities	(21)	(35)	(2)
Mortgage loans and other invested assets	(60)	(71)	27

	(181)	(365)	(16)

Realized investment (losses) gains, net	$(186)	$(484)	$115

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

During 2009, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $92 million. Based on cash flow analysis of the impaired securities, it was estimated that $50 million of the impairment was credit related and $42 million was related to other factors. The credit related portion of the impairment was recognized as a realized investment loss in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income. Subsequent to these impairments, there have been no adjustments of the impaired values nor have any of the impaired securities been sold.

During 2008, Thrivent Financial purchased from its affiliated family of mutual funds securities at amortized cost of $23 million. Thrivent Financial subsequently recorded an other-than-temporary impairment of $19 million related to these securities.

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $5.4 billion, $4.9 billion and $8.7 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) as of December 31 are shown below (in millions):

	2009	2008
Unrealized investment gains (losses)	$701	$(3,317)
Unrealized investment losses on previously impaired structured securities	(48)	—
Deferred acquisition costs adjustment	(57)	539
Deferred income taxes adjustment	(4)	19
Pension liability adjustment	(295)	(273)

Total	$297	$(3,032)

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Unrealized investment gains and losses arising during the period on securities available for sale	$3,971	$(3,966)	$(120)
Reclassification adjustment for realized gains and losses included in net income	(1)	586	(74)
Change in deferred acquisition costs due to unrealized investment gains and losses	(596)	520	14
Change in deferred income taxes due to unrealized investment gains and losses	(23)	18	(1)
Minimum pension liability adjustment	—	—	(52)
Pension liability adjustment	(22)	(221)	—

Total other comprehensive income (loss)	$3,329	$(3,063)	$(233)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Balance at beginning of year	$2,002	$2,133	$2,165
Capitalization of acquisition costs	261	227	211
Acquisition costs amortized	(195)	(358)	(243)

	2,068	2,002	2,133
Adjustment for unrealized investment gains and losses	(57)	539	19

Balance at end of year	$2,011	$2,541	$2,152

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2009	2008
Buildings	$152	$151
Furniture and equipment	323	276
Other	17	21

	492	448
Accumulated depreciation	(333)	(281)

Property and equipment, net	$159	$167

Depreciation expense for the years ended December 31, 2009, 2008 and 2007, was $53 million, $43 million and $39 million, respectively.

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2009	2008	2007
Net balance at January 1	$511	$472	$435
Incurred related to:
Current year	237	214	204
Prior years	59	29	28

	296	243	232

Paid related to:
Current year	61	62	64
Prior years	159	142	131

	220	204	195

Net balance at December 31	$587	$511	$472

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Direct premiums	$1,460	$1,407	$1,363
Reinsurance ceded	(56)	(52)	(46)

Net premiums	$1,404	$1,355	$1,317

Direct contract charges	$1,339	$1,302	$1,236
Reinsurance ceded	(27)	(32)	(18)

Net contract charges	$1,312	$1,270	$1,218

Reinsurance recoveries	$7	$7	$7

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2009 and 2008, were $165 million and $139 million, respectively.

Four reinsurance companies account for approximately 96% of the reinsurance recoverable at December 31, 2009. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available, or are estimated using values obtained from independent pricing services which utilize market standard methodologies based on market observable inputs. Fair values for private placement debt securities are determined using internal valuation methodologies that rely primarily on assumptions from similar public debt securities.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

The fair value for short-term investments carried at fair value is based on quoted daily net asset value of the invested funds.

Other Investments

Other investments primarily include derivatives and private equity investments. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market based approaches where possible.

Separate Account Assets

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments carried at fair value as of December 31 were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$5,441	$—	$5,441
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	936	18	—	954
Securities issued by foreign governments	—	119	—	119
Corporate debt securities	—	16,737	4,300	21,037
Residential mortgage-backed securities	—	1,404	7	1,411
Commercial mortgage-backed securities	—	1,559	4	1,563
Collateralized debt obligations		—	19	19
Other debt obligations	—	1,227	138	1,365
Equity securities:
Large-cap	322	—	—	322
Mid-cap	108	—	—	108
International	—	85	—	85
REITs	135	—	—	135
Preferred stocks	—	97	—	97
Other	99	151	2	252
Short-term investments	—	221	—	221
Other investments	—	266	1,291	1,557
Assets held in separate accounts	—	11,717	—	11,717

Total	$1,600	$39,042	$5,761	$46,403

Fair Value at December 31, 2008:
Fixed maturity securities	$849	$20,790	$3,933	$25,572
Equity securities	802	167	1	970
Short-term investments	—	1,049	—	1,049
Other investments	4	219	1,205	1,428
Assets held in separate accounts	—	9,282	—	9,282

Total	$1,655	$31,507	$5,139	$38,301

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

For those financial instruments carried on the consolidated balance sheet at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31 (in millions):

	Balance, January 1, 2009	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2009
Corporate debt securities	$3,755	$—	$674	$(129)	$—	$4,300
Residential mortgage-backed securities	16	(3)	(6)	—	—	7
Commercial mortgage-backed securities	3	—	1	—	—	4
Collateralized debt obligations	20	(19)	20	(2)	—	19
Other debt obligations	139	—	20	(21)	—	138
Other equity securities	1	—	—	2	(1)	2
Other investments	1,205	(97)	(24)	207	—	1,291

Total	$5,139	$(119)	$685	$57	$(1)	$5,761

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2009
Other investments						$(27)

Total						$(27)

	Balance, January 1, 2008	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2008
Corporate debt securities	$4,353	$(69)	$(478)	$127	$—	$3,933
Other equity securities	11	(18)	1	7	—	1
Other investments	750	92	5	358	—	1,205

Total	$5,114	$5	$(472)	$492	$—	$5,139

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2008
Other investments						$106

Total						$106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Other Investments

Other investments not carried at fair value include primarily investments in real estate and real estate joint ventures. The fair values are valued primarily using various market valuation techniques.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for short-term investments not carried at fair value approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate account liabilities, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for deposit type liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Mortgage loans	$7,938	$7,515	$7,689	$7,409
Contract loans	1,263	1,263	1,241	1,241
Short-term investments	377	377	370	370
Other investments	77	112	60	94
Cash and cash equivalents	1,452	1,452	1,130	1,130
Financial Liabilities:
Policyholder account balances	13,640	13,542	12,475	12,700
Separate account liabilities	11,717	11,717	9,282	9,282
Other	479	474	479	480

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 8. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2009	2008	2007	2009	2008	2007
Service cost	$16	$16	$16	$3	$3	$3
Interest cost	42	39	36	8	7	6
Expected return on plan assets	(52)	(52)	(49)	—	—	—
Amortization of prior service cost	—	(1)	(1)	(1)	(1)	(1)
Other	—	—	1	2	1	1

Periodic cost	$6	$2	$3	$12	$10	$9

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2009	2008	2009	2008
Change in projected benefit obligation:
Benefit obligation, beginning of year	$637	$638	$125	$115
Service cost	16	16	3	3
Interest cost	42	39	8	7
Actuarial loss (gain)	67	(25)	11	7
Benefits paid	(32)	(31)	(8)	(7)

Benefit obligation, end of year	730	637	139	125

Change in plan assets:
Fair value of plan assets, beginning of year	429	648	—	—
Actual return on plan assets	107	(188)	—	—
Employer contribution	45	—	8	7
Benefits paid	(32)	(31)	(8)	(7)

Fair value of plan assets, end of year	549	429	—	—

Funded status	$(181)	$(208)	$(139)	$(125)

Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(4)	$(5)	$(3)	$(4)
Net loss	250	239	52	43

Total recognized	$246	$234	$49	$39

Accumulated benefit obligation	$676	$584	$139	$125

As of December 31, 2009 and 2008, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2009	2008	2009	2008
Weighted average assumptions at end of year:
Discount rate	5.95%	6.85%	5.95%	6.85%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.45	4.35	n/a	n/a

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2010, trending down to 5% in 2019. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

2009 total service and interest cost by $1 million and the postretirement health care benefit obligation by $14 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2010 — $44 million; 2011 — $46 million; 2012 — $49 million; 2013 — $51 million; 2014 — $53 million; and 2015 to 2019 — $307 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$52	$—	$52
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	32	—	—	32
Corporate debt securities	—	37	—	37
Residential mortgage-backed securities	—	14	—	14
Commercial mortgage-backed securities	—	14	—	14
Other debt obligations	—	7	—	7
Equity securities:
Large-cap	223	—	—	223
International	—	86	—	86
REITs	46	—	—	46
Preferred stocks	—	2	—	2
Other	39	—	—	39
Short-term investments	1	—	—	1
Cash and cash equivalents	—	41	—	41

Total	$341	$253	$—	$594

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The fair value of defined benefit plan assets as presented in the table above does not include net payables for securities sold and other accrued assets and liabilities in the amount of $45 million.

The minimum pension contribution required for 2010 under ERISA guidelines will be determined in the first quarter of 2010.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2009, 2008 and 2007, Thrivent Financial contributed $26 million, $24 million and $21 million, respectively, to these plans.

As of December 31, 2009 and 2008, $113 million and $115 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 9. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2009, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $123 million and $150 million as of December 31, 2009 and 2008, respectively. Commitments to purchase other invested assets were $1,852 million and $1,502 million as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Other Matters, continued

Commitments and Contingent Liabilities, continued

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $9 million and $13 million for the years ended December 31, 2009, 2008 and 2007, respectively. Future minimum aggregate rental commitments as of December 31, 2009, for operating leases were as follows: 2010 — $5 million; 2011 — $4 million; 2012 — $3 million; 2013 — $1 million; and 2014 — $0.3 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $37 million of long-term debt. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 10. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, for Thrivent Financial is as follows (in millions):

	2009	2008
Admitted assets	$54,372	$49,470

Liabilities	$50,245	$45,535
Surplus	4,127	3,935

Total liabilities and surplus	$54,372	$49,470

	2009	2008	2007
Gain from operations before net realized capital gains and losses	$275	$102	$348
Net realized capital (losses) gains	(293)	(417)	43

Net (loss) income	(18)	(315)	391
Total other changes	210	(184)	(74)

Net change in unassigned surplus	$192	$(499)	$317

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account B (the Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account B at December 31, 2009, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 19, 2010

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$69,632,194	$234,668,913	$315,742,592	$132,849,254
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	69,632,194	234,668,913	315,742,592	132,849,254

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	24,723	236,064	275,130	156,124

Total Liabilities	24,723	236,064	275,130	156,124

Net Assets	$69,607,471	$234,432,849	$315,467,462	$132,693,130

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$69,197,110	$232,238,582	$311,924,925	$130,878,224
Reserves for contracts in annuity payment period	410,361	2,194,267	3,542,537	1,814,906

Net Assets	$69,607,471	$234,432,849	$315,467,462	$132,693,130

Accumulation units outstanding	6,240,548	20,690,133	27,344,277	11,398,646
Unit value (accumulation)	$11.09	$11.22	$11.40	$11.48
Deathclaim units	1,938	3,267	8,586	5,279
Deathclaim unit value	$10.39	$10.66	$10.97	$11.17

Series funds, at cost	$76,275,528	$257,730,653	$335,045,243	$136,266,364
Series funds shares owned	6,529,833	21,897,702	29,178,419	12,177,504

As of December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Assets:
Series funds, at fair value	$2,320,958	$1,930,226	$3,135,113	$2,169,611
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	2,320,958	1,930,226	3,135,113	2,169,611

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	5,665	851	1,387	—

Total Liabilities	5,665	851	1,387	—

Net Assets	$2,315,293	$1,929,375	$3,133,726	$2,169,611

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$2,266,910	$1,921,830	$3,121,440	$2,169,611
Reserves for contracts in annuity payment period	48,383	7,545	12,286	—

Net Assets	$2,315,293	$1,929,375	$3,133,726	$2,169,611

Accumulation units outstanding	221,036	176,585	385,979	224,227
Unit value (accumulation)	$10.26	$10.88	$8.09	$9.68
Deathclaim units	—	—	—	—
Deathclaim unit value	$9.41	$10.91	$8.11	$9.70

Series funds, at cost	$2,647,598	$1,698,270	$3,125,831	$1,840,859
Series funds shares owned	407,865	174,287	381,067	223,186

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Assets:
Series funds, at fair value	$13,776,887	$1,004,253	$5,926,858	$8,334,952
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	13,776,887	1,004,253	5,926,858	8,334,952

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	41,440	701	6,680	17,714

Total Liabilities	41,440	701	6,680	17,714

Net Assets	$13,735,447	$1,003,552	$5,920,178	$8,317,238

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$13,360,811	$997,338	$5,835,216	$8,151,632
Reserves for contracts in annuity payment period	374,636	6,214	84,962	165,606

Net Assets	$13,735,447	$1,003,552	$5,920,178	$8,317,238

Accumulation units outstanding	797,140	128,789	532,459	422,687
Unit value (accumulation)	$16.73	$7.74	$10.96	$19.27
Deathclaim units	2,803	—	62	711
Deathclaim unit value	$9.22	$7.76	$9.43	$11.36

Series funds, at cost	$17,266,642	$1,083,846	$6,227,594	$8,223,027
Series funds shares owned	1,180,771	129,388	591,208	534,840

As of December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Assets:
Series funds, at fair value	$10,760,829	$9,003,148	$4,179,284	$160,059,330
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	10,760,829	9,003,148	4,179,284	160,059,330

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	13,478	21,681	2,260	128,688

Total Liabilities	13,478	21,681	2,260	128,688

Net Assets	$10,747,351	$8,981,467	$4,177,024	$159,930,642

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$10,595,990	$8,838,723	$4,112,330	$156,637,421
Reserves for contracts in annuity payment period	151,361	142,744	64,694	3,293,221

Net Assets	$10,747,351	$8,981,467	$4,177,024	$159,930,642

Accumulation units outstanding	892,228	694,417	380,446	8,150,367
Unit value (accumulation)	$11.86	$12.72	$10.81	$19.21
Deathclaim units	1,369	750	—	5,216
Deathclaim unit value	$9.12	$9.81	$11.32	$11.78

Series funds, at cost	$13,339,054	$12,338,650	$4,509,087	$158,410,620
Series funds shares owned	1,062,504	852,079	495,570	11,102,433

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Assets:
Series funds, at fair value	$2,717,468	$13,810,600	$9,514,264	$5,624,440
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	2,717,468	13,810,600	9,514,264	5,624,440

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	3,797	24,773	19,587	1,254

Total Liabilities	3,797	24,773	19,587	1,254

Net Assets	$2,713,671	$13,785,827	$9,494,677	$5,623,186

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$2,678,941	$13,507,561	$9,294,309	$5,604,902
Reserves for contracts in annuity payment period	34,730	278,266	200,368	18,284

Net Assets	$2,713,671	$13,785,827	$9,494,677	$5,623,186

Accumulation units outstanding	238,136	1,012,336	694,655	711,887
Unit value (accumulation)	$11.25	$13.33	$13.37	$7.87
Deathclaim units	—	995	807	—
Deathclaim unit value	$10.36	$10.09	$10.51	$7.89

Series funds, at cost	$2,821,065	$15,941,837	$10,762,227	$5,271,527
Series funds shares owned	251,254	1,409,359	917,594	717,852

As of December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Assets:
Series funds, at fair value	$108,529,786	$175,647	$1,309,404	$1,164,020
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	108,529,786	175,647	1,309,404	1,164,020

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	73,872	—	—	—

Total Liabilities	73,872	—	—	—

Net Assets	$108,455,914	$175,647	$1,309,404	$1,164,020

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$106,324,306	$175,647	$1,309,404	$1,164,020
Reserves for contracts in annuity payment period	2,131,608	—	—	—

Net Assets	$108,455,914	$175,647	$1,309,404	$1,164,020

Accumulation units outstanding	7,476,999	20,285	166,062	150,523
Unit value (accumulation)	$14.21	$8.66	$7.89	$7.73
Deathclaim units	5,323	—	—	—
Deathclaim unit value	$10.41	$8.68	$7.90	$7.75

Series funds, at cost	$132,286,124	$169,657	$1,159,641	$1,122,446
Series funds shares owned	10,861,776	20,054	163,032	152,150

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Assets:
Series funds, at fair value	$13,864,336	$4,214,103	$344,533,516	$12,215,882
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	13,864,336	4,214,103	344,533,516	12,215,882

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	17,214	6,310	27,308	9,956

Total Liabilities	17,214	6,310	27,308	9,956

Net Assets	$13,847,122	$4,207,793	$344,506,208	$12,205,926

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$13,616,316	$4,063,450	$335,707,181	$12,033,432
Reserves for contracts in annuity payment period	230,806	144,343	8,799,027	172,494

Net Assets	$13,847,122	$4,207,793	$344,506,208	$12,205,926

Accumulation units outstanding	1,382,235	419,866	6,606,397	1,071,389
Unit value (accumulation)	$9.85	$9.68	$50.79	$11.21
Deathclaim units	253	—	16,400	2,434
Deathclaim unit value	$10.51	$10.16	$10.28	$10.39

Series funds, at cost	$16,856,017	$5,184,646	$440,461,818	$12,487,289
Series funds shares owned	1,793,878	575,312	22,374,195	1,229,964

As of December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Assets:
Series funds, at fair value	$46,379,591	$21,364,776	$16,753,708	$649,760
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	46,379,591	21,364,776	16,753,708	649,760

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	63,031	37,844	28,421	—

Total Liabilities	63,031	37,844	28,421	—

Net Assets	$46,316,560	$21,326,932	$16,725,287	$649,760

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$45,356,308	$20,909,311	$16,450,774	$649,760
Reserves for contracts in annuity payment period	960,252	417,621	274,513	—

Net Assets	$46,316,560	$21,326,932	$16,725,287	$649,760

Accumulation units outstanding	4,126,368	2,093,036	1,513,764	80,555
Unit value (accumulation)	$10.99	$9.98	$10.86	$8.07
Deathclaim units	2,848	2,671	674	—
Deathclaim unit value	$10.00	$9.58	$9.66	$8.09

Series funds, at cost	$47,759,887	$23,453,296	$19,924,060	$632,978
Series funds shares owned	4,806,573	2,765,667	1,063,275	82,157

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Assets:
Series funds, at fair value	$11,023,707	$155,803,303	$11,478,485	$546,926
Receivable from Thrivent Financial for annuity reserve adjustment	—	63,663	—	—

Total Assets	11,023,707	155,866,966	11,478,485	546,926

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	31,859	—	62,590	1,265

Total Liabilities	31,859	—	62,590	1,265

Net Assets	$10,991,848	$155,866,966	$11,415,895	$545,661

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$10,735,176	$150,733,832	$10,970,659	$527,384
Reserves for contracts in annuity payment period	256,672	5,133,134	445,236	18,277

Net Assets	$10,991,848	$155,866,966	$11,415,895	$545,661

Accumulation units outstanding	899,368	4,357,429	740,102	47,132
Unit value (accumulation)	$11.93	$34.53	$14.81	$11.19
Deathclaim units	198	22,330	499	—
Deathclaim unit value	$10.49	$12.55	$11.28	$11.22

Series funds, at cost	$11,471,075	$230,799,191	$12,346,658	$542,622
Series funds shares owned	820,448	34,174,885	1,870,617	53,801

As of December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Assets:
Series funds, at fair value	$152,229,005	$12,347,225	$37,898,530	$3,218,955
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	152,229,005	12,347,225	37,898,530	3,218,955

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	124,481	23,341	74,686	13,911

Total Liabilities	124,481	23,341	74,686	13,911

Net Assets	$152,104,524	$12,323,884	$37,823,844	$3,205,044

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$147,294,226	$12,050,144	$36,710,176	$3,109,974
Reserves for contracts in annuity payment period	4,810,298	273,740	1,113,668	95,070

Net Assets	$152,104,524	$12,323,884	$37,823,844	$3,205,044

Accumulation units outstanding	4,358,592	932,246	3,029,746	261,844
Unit value (accumulation)	$33.78	$12.90	$12.11	$11.87
Deathclaim units	6,696	2,051	1,885	206
Deathclaim unit value	$11.47	$11.45	$11.20	$11.42

Series funds, at cost	$157,520,819	$12,556,625	$38,943,346	$3,274,683
Series funds shares owned	16,217,694	1,218,782	3,939,515	334,489

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2009	Money Market Subaccount
Assets:
Series funds, at fair value	$50,931,976
Receivable from Thrivent Financial for annuity reserve adjustment	—

Total Assets	50,931,976

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	30,778

Total Liabilities	30,778

Net Assets	$50,901,198

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$49,958,091
Reserves for contracts in annuity payment period	943,107

Net Assets	$50,901,198

Accumulation units outstanding	24,886,504
Unit value (accumulation)	$2.00
Deathclaim units	60,453
Deathclaim unit value	$1.10

Series funds, at cost	$50,931,976
Series funds shares owned	50,931,976

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$2,615,601	$9,646,811	$13,163,568	$4,901,290
Mortality & expense risk charges	(641,520)	(2,186,896)	(3,008,280)	(1,300,745)

Net investment income (loss)	1,974,081	7,459,915	10,155,288	3,600,545

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(1,420,918)	(4,574,118)	(6,108,380)	(2,322,324)
Capital gain distributions	23,099	—	—	—
Change in unrealized appreciation (depreciation) of investments	15,330,497	48,515,306	59,249,582	21,657,273

Net gain (loss) on investments	13,932,678	43,941,188	53,141,202	19,334,949

Net increase (decrease) in net assets resulting from operations	$15,906,759	$51,401,103	$63,296,490	$22,935,494

For the year ended December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Dividends	$—	$195	$—	$9,537
Mortality & expense risk charges	(20,637)	(16,340)	(22,534)	(11,746)

Net investment income (loss)	(20,637)	(16,145)	(22,534)	(2,209)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(206,984)	(8,237)	(105,302)	(14,317)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	1,035,474	366,796	836,249	534,063

Net gain (loss) on investments	828,490	358,559	730,947	519,746

Net increase (decrease) in net assets resulting from operations	$807,853	$342,414	$708,413	$517,537

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Dividends	$459,634	$—	$4,522	$59,933
Mortality & expense risk charges	(124,302)	(8,769)	(55,792)	(79,340)

Net investment income (loss)	335,332	(8,769)	(51,270)	(19,407)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(1,888,182)	(46,304)	(406,253)	(510,292)
Capital gain distributions	—	—	—	6,579
Change in unrealized appreciation (depreciation) of investments	4,281,298	153,933	1,924,947	2,335,377

Net gain (loss) on investments	2,393,116	107,629	1,518,694	1,831,664

Net increase (decrease) in net assets resulting from operations	$2,728,448	$98,860	$1,467,424	$1,812,257

For the year ended December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Dividends	$90,130	$157,243	$71	$23,765
Mortality & expense risk charges	(106,135)	(87,589)	(39,790)	(1,517,914)

Net investment income (loss)	(16,005)	69,654	(39,719)	(1,494,149)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(824,393)	(1,128,561)	(260,347)	(6,000,583)
Capital gain distributions	—	1,372,997	—	—
Change in unrealized appreciation (depreciation) of investments	2,568,888	1,351,598	1,697,517	62,850,377

Net gain (loss) on investments	1,744,495	1,596,034	1,437,170	56,849,794

Net increase (decrease) in net assets resulting from operations	$1,728,490	$1,665,688	$1,397,451	$55,355,645

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Dividends	$23,573	$70,219	$158,992	$73,619
Mortality & expense risk charges	(25,364)	(132,154)	(91,050)	(40,785)

Net investment income (loss)	(1,791)	(61,935)	67,942	32,834
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(191,746)	(833,636)	(778,460)	(72,614)
Capital gain distributions	—	—	536,621	—
Change in unrealized appreciation (depreciation) of investments	834,485	4,779,685	2,661,460	1,138,292

Net gain (loss) on investments	642,739	3,946,049	2,419,621	1,065,678

Net increase (decrease) in net assets resulting from operations	$640,948	$3,884,114	$2,487,563	$1,098,512

For the year ended December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Dividends	$2,263,070	$717	$—	$11,935
Mortality & expense risk charges	(1,090,579)	(1,391)	(7,416)	(7,234)

Net investment income (loss)	1,172,491	(674)	(7,416)	4,701
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(9,704,339)	(6,153)	(36,967)	(52,991)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	29,077,985	46,293	316,856	238,973

Net gain (loss) on investments	19,373,646	40,140	279,889	185,982

Net increase (decrease) in net assets resulting from operations	$20,546,137	$39,466	$272,473	$190,683

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Dividends	$167,724	$21,289	$2,284,708	$34,134
Mortality & expense risk charges	(137,065)	(41,015)	(3,342,142)	(120,448)

Net investment income (loss)	30,659	(19,726)	(1,057,434)	(86,314)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(1,046,510)	(375,071)	(29,292,250)	(809,038)
Capital gain distributions	—	417,205	—	—
Change in unrealized appreciation (depreciation) of investments	4,066,414	1,172,412	132,980,623	4,701,044

Net gain (loss) on investments	3,019,904	1,214,546	103,688,373	3,892,006

Net increase (decrease) in net assets resulting from operations	$3,050,563	$1,194,820	$102,630,939	$3,805,692

For the year ended December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Dividends	$766,111	$185,122	$468,824	$10,566
Mortality & expense risk charges	(470,444)	(217,441)	(167,469)	(5,901)

Net investment income (loss)	295,667	(32,319)	301,355	4,665

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(2,162,802)	(1,653,616)	(1,806,678)	(8,297)
Capital gain distributions	—	—	857,076	—
Change in unrealized appreciation (depreciation) of investments	9,366,703	6,201,471	3,874,032	108,289

Net gain (loss) on investments	7,203,901	4,547,855	2,924,430	99,992

Net increase (decrease) in net assets resulting from operations	$7,499,568	$4,515,536	$3,225,785	$104,657

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Dividends	$458,033	$12,996,797	$852,727	$15,449
Mortality & expense risk charges	(114,675)	(1,565,335)	(120,272)	(5,011)

Net investment income (loss)	343,358	11,431,462	732,455	10,438

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(546,162)	(17,286,907)	(880,891)	5,141
Capital gain distributions	164,464	—	—	26,205
Change in unrealized appreciation (depreciation) of investments	1,909,536	55,158,097	3,096,084	2,927

Net gain (loss) on investments	1,527,838	37,871,190	2,215,193	34,273

Net increase (decrease) in net assets resulting from operations	$1,871,196	$49,302,652	$2,947,648	$44,711

For the year ended December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Dividends	$8,519,579	$520,965	$1,455,241	$116,354
Mortality & expense risk charges	(1,626,667)	(144,138)	(387,302)	(36,064)

Net investment income (loss)	6,892,912	376,827	1,067,939	80,290

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(4,011,413)	(297,467)	(698,576)	(106,726)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	23,880,964	801,388	3,815,237	373,919

Net gain (loss) on investments	19,869,551	503,921	3,116,661	267,193

Net increase (decrease) in net assets resulting from operations	$26,762,463	$880,748	$4,184,600	$347,483

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2009	Money Market Subaccount
Dividends	$346,174
Mortality & expense risk charges	(759,765)

Net investment income (loss)	(413,591)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	—
Capital gain distributions	—
Change in unrealized appreciation (depreciation) of investments	—

Net gain (loss) on investments	—

Net increase (decrease) in net assets resulting from operations	$(413,591)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

For the years ended, except as indicated[1]	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$1,974,081	$277,257	$7,459,915	$2,186,091
Net realized gains (loss) on investments	(1,397,819)	1,546,410	(4,574,118)	3,433,019
Change in net unrealized appreciation (depreciation) on investments	15,330,497	(32,636,545)	48,515,306	(100,562,169)

Net Change in Net Assets from Operations	15,906,759	(30,812,878)	51,401,103	(94,943,059)

Unit Transactions:
Proceeds from units issued	2,678,149	3,166,383	6,877,429	9,022,734
Death benefits	(217,502)	(183,874)	(363,486)	(729,855)
Surrenders and terminations	(3,124,237)	(5,593,578)	(14,186,970)	(21,929,630)
Administrative charges	(11,141)	(9,698)	(18,321)	(15,342)
Annuity benefit payments	(249,544)	(320,734)	(150,775)	(185,864)
Adjustments to annuity reserves	(24,723)	—	(236,064)	—
Transfers between subaccounts	3,178,526	5,890,605	7,872,497	21,221,833

Net Change in Net Assets from Unit Transactions	2,229,528	2,949,104	(205,690)	7,383,876

Net Change in Net Assets	18,136,287	(27,863,774)	51,195,413	(87,559,183)

Net Assets Beginning of Period	51,471,184	79,334,958	183,237,436	270,796,619

Net Assets End of Period	$69,607,471	$51,471,184	$234,432,849	$183,237,436

For the years ended, except as indicated[1]	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$10,155,288	$4,357,356	$3,600,545	$2,151,580
Net realized gains (loss) on investments	(6,108,380)	885,149	(2,322,324)	(966,295)
Change in net unrealized appreciation (depreciation) on investments	59,249,582	(109,784,710)	21,657,273	(32,928,459)

Net Change in Net Assets from Operations	63,296,490	(104,542,205)	22,935,494	(31,743,174)

Unit Transactions:
Proceeds from units issued	9,427,075	12,480,883	3,878,037	6,344,925
Death benefits	(1,639,209)	(1,748,589)	(1,466,449)	(1,667,698)
Surrenders and terminations	(22,237,772)	(38,901,056)	(11,301,877)	(17,019,361)
Administrative charges	(13,869)	(11,764)	(4,646)	(3,552)
Annuity benefit payments	(313,664)	(403,261)	(191,886)	(219,595)
Adjustments to annuity reserves	(275,130)	—	(156,124)	—
Transfers between subaccounts	14,049,669	35,822,548	7,862,247	25,879,585

Net Change in Net Assets from Unit Transactions	(1,002,900)	7,238,761	(1,380,698)	13,314,304

Net Change in Net Assets	62,293,590	(97,303,444)	21,554,796	(18,428,870)

Net Assets Beginning of Period	253,173,872	350,477,316	111,138,334	129,567,204

Net Assets End of Period	$315,467,462	$253,173,872	$132,693,130	$111,138,334

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Partner Technology Subaccount		Partner Healthcare Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(20,637)	$(30,069)	$(16,145)	$(4,773)
Net realized gains (loss) on investments	(206,984)	243,040	(8,237)	(6,640)
Change in net unrealized appreciation (depreciation) on investments	1,035,474	(1,925,056)	366,796	(134,840)

Net Change in Net Assets from Operations	807,853	(1,712,085)	342,414	(146,253)

Unit Transactions:
Proceeds from units issued	55,831	57,491	72,100	127,922
Death benefits	(11,609)	(1,464)	(254)	—
Surrenders and terminations	(77,297)	(255,007)	(78,613)	(17,073)
Administrative charges	(175)	(183)	(34)	(4)
Annuity benefit payments	(3,610)	(5,367)	—	—
Adjustments to annuity reserves	(5,667)	16	(851)	—
Transfers between subaccounts	13,887	(507,846)	507,083	1,122,938

Net Change in Net Assets from Unit Transactions	(28,640)	(712,360)	499,431	1,233,783

Net Change in Net Assets	779,213	(2,424,445)	841,845	1,087,530

Net Assets Beginning of Period	1,536,080	3,960,525	1,087,530	—

Net Assets End of Period	$2,315,293	$1,536,080	$1,929,375	$1,087,530

For the years ended, except as indicated[1]	Partner Natural Resources Subaccount		Partner Emerging Markets Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(22,534)	$(7,001)	$(2,209)	$1,457
Net realized gains (loss) on investments	(105,302)	(51,930)	(14,317)	(7,137)
Change in net unrealized appreciation (depreciation) on investments	836,249	(826,967)	534,063	(205,311)

Net Change in Net Assets from Operations	708,413	(885,898)	517,537	(210,991)

Unit Transactions:
Proceeds from units issued	110,282	123,619	64,892	33,869
Death benefits	(811)	—	(236)	—
Surrenders and terminations	(124,017)	(29,751)	(123,064)	(5,112)
Administrative charges	(75)	(10)	(14)	(5)
Annuity benefit payments	—	—	—	—
Adjustments to annuity reserves	(1,387)	—	—	—
Transfers between subaccounts	1,293,949	1,939,412	1,293,259	599,476

Net Change in Net Assets from Unit Transactions	1,277,941	2,033,270	1,234,837	628,228

Net Change in Net Assets	1,986,354	1,147,372	1,752,374	417,237

Net Assets Beginning of Period	1,147,372	—	417,237	—

Net Assets End of Period	$3,133,726	$1,147,372	$2,169,611	$417,237

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Real Estate Securities Subaccount		Partner Utilities Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$335,332	$1,084,606	$(8,769)	$6,411
Net realized gains (loss) on investments	(1,888,182)	2,075,775	(46,304)	(25,584)
Change in net unrealized appreciation (depreciation) on investments	4,281,298	(11,993,824)	153,933	(233,527)

Net Change in Net Assets from Operations	2,728,448	(8,833,443)	98,860	(252,700)

Unit Transactions:
Proceeds from units issued	250,138	508,285	31,503	82,366
Death benefits	(107,238)	(235,284)	—	—
Surrenders and terminations	(936,993)	(2,813,197)	(61,239)	(7,663)
Administrative charges	(1,275)	(1,509)	(23)	(1)
Annuity benefit payments	(33,866)	(46,954)	—	—
Adjustments to annuity reserves	(31,852)	(9,088)	(701)	—
Transfers between subaccounts	(1,344,503)	(4,196,245)	261,491	851,659

Net Change in Net Assets from Unit Transactions	(2,205,589)	(6,793,992)	231,031	926,361

Net Change in Net Assets	522,859	(15,627,435)	329,891	673,661

Net Assets Beginning of Period	13,212,588	28,840,023	673,661	—

Net Assets End of Period	$13,735,447	$13,212,588	$1,003,552	$673,661

For the years ended, except as indicated[1]	Partner Small Cap Growth Subaccount		Partner Small Cap Value Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(51,270)	$(84,032)	$(19,407)	$8,593
Net realized gains (loss) on investments	(406,253)	527,917	(503,713)	1,039,025
Change in net unrealized appreciation (depreciation) on investments	1,924,947	(4,656,204)	2,335,377	(4,105,569)

Net Change in Net Assets from Operations	1,467,424	(4,212,319)	1,812,257	(3,057,951)

Unit Transactions:
Proceeds from units issued	123,362	213,187	139,314	226,002
Death benefits	(20,497)	(7,313)	(90,979)	(91,256)
Surrenders and terminations	(484,716)	(893,457)	(626,699)	(1,390,643)
Administrative charges	(733)	(769)	(633)	(582)
Annuity benefit payments	(7,621)	(15,953)	(23,883)	(20,339)
Adjustments to annuity reserves	(7,132)	604	(8,829)	(8,904)
Transfers between subaccounts	(172,285)	(827,528)	(318,000)	(1,076,141)

Net Change in Net Assets from Unit Transactions	(569,622)	(1,531,229)	(929,709)	(2,361,863)

Net Change in Net Assets	897,802	(5,743,548)	882,548	(5,419,814)

Net Assets Beginning of Period	5,022,376	10,765,924	7,434,690	12,854,504

Net Assets End of Period	$5,920,178	$5,022,376	$8,317,238	$7,434,690

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

	Small Cap Stock Subaccount		Small Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(16,005)	$(16,990)	$69,654	$7,669
Net realized gains (loss) on investments	(824,393)	1,662,052	244,436	2,372,693
Change in net unrealized appreciation (depreciation) on investments	2,568,888	(8,464,351)	1,351,598	(7,061,589)

Net Change in Net Assets from Operations	1,728,490	(6,819,289)	1,665,688	(4,681,227)

Unit Transactions:
Proceeds from units issued	261,186	326,480	192,125	324,237
Death benefits	(43,762)	(198,265)	(63,435)	(104,943)
Surrenders and terminations	(749,851)	(1,552,581)	(660,530)	(1,962,610)
Administrative charges	(737)	(917)	(723)	(774)
Annuity benefit payments	(15,261)	(19,519)	(11,566)	(17,481)
Adjustments to annuity reserves	(13,763)	716	(16,391)	(5,290)
Transfers between subaccounts	(465,986)	(2,832,105)	(925,867)	(2,121,782)

Net Change in Net Assets from Unit Transactions	(1,028,174)	(4,276,191)	(1,486,387)	(3,888,643)

Net Change in Net Assets	700,316	(11,095,480)	179,301	(8,569,870)

Net Assets Beginning of Period	10,047,035	21,142,515	8,802,166	17,372,036

Net Assets End of Period	$10,747,351	$10,047,035	$8,981,467	$8,802,166

	Mid Cap Growth II Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(39,719)	$(44,219)	$(1,494,149)	$16,789
Net realized gains (loss) on investments	(260,347)	700,009	(6,000,583)	40,686,782
Change in net unrealized appreciation (depreciation) on investments	1,697,517	(3,489,692)	62,850,377	(138,043,968)

Net Change in Net Assets from Operations	1,397,451	(2,833,902)	55,355,645	(97,340,397)

Unit Transactions:
Proceeds from units issued	82,870	131,080	3,468,009	5,935,804
Death benefits	(32,218)	(43,852)	(1,278,274)	(1,117,152)
Surrenders and terminations	(252,264)	(800,028)	(9,571,943)	(18,177,921)
Administrative charges	(724)	(661)	(41,866)	(43,268)
Annuity benefit payments	(6,502)	(9,274)	(326,308)	(420,722)
Adjustments to annuity reserves	(4,040)	(401)	(231,326)	(94,508)
Transfers between subaccounts	(221,592)	(942,194)	(11,391,298)	(24,512,722)

Net Change in Net Assets from Unit Transactions	(434,470)	(1,665,330)	(19,373,006)	(38,430,489)

Net Change in Net Assets	962,981	(4,499,232)	35,982,639	(135,770,886)

Net Assets Beginning of Period	3,214,043	7,713,275	123,948,003	259,718,889

Net Assets End of Period	$4,177,024	$3,214,043	$159,930,642	$123,948,003

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

	Partner Mid Cap Value Subaccount		Mid Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(1,791)	$12,271	$(61,935)	$814
Net realized gains (loss) on investments	(191,746)	35,409	(833,636)	862,068
Change in net unrealized appreciation (depreciation) on investments	834,485	(1,124,706)	4,779,685	(9,539,499)

Net Change in Net Assets from Operations	640,948	(1,077,026)	3,884,114	(8,676,617)

Unit Transactions:
Proceeds from units issued	80,242	72,140	314,741	434,982
Death benefits	(32,427)	(15,963)	(95,134)	(212,679)
Surrenders and terminations	(222,888)	(353,240)	(862,218)	(1,908,212)
Administrative charges	(129)	(120)	(838)	(945)
Annuity benefit payments	(1,854)	(2,064)	(33,749)	(30,786)
Adjustments to annuity reserves	(3,797)	—	(20,362)	4,321
Transfers between subaccounts	194,309	(172,740)	(442,698)	(3,282,813)

Net Change in Net Assets from Unit Transactions	13,456	(471,987)	(1,140,258)	(4,996,132)

Net Change in Net Assets	654,404	(1,549,013)	2,743,856	(13,672,749)

Net Assets Beginning of Period	2,059,267	3,608,280	11,041,971	24,714,720

Net Assets End of Period	$2,713,671	$2,059,267	$13,785,827	$11,041,971

	Mid Cap Index Subaccount		Partner Worldwide Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$67,942	$36,935	$32,834	$11,230
Net realized gains (loss) on investments	(241,839)	1,883,144	(72,614)	(83,574)
Change in net unrealized appreciation (depreciation) on investments	2,661,460	(7,474,489)	1,138,292	(785,379)

Net Change in Net Assets from Operations	2,487,563	(5,554,410)	1,098,512	(857,723)

Unit Transactions:
Proceeds from units issued	170,163	279,985	221,238	105,735
Death benefits	(45,361)	(76,837)	(1,258)	—
Surrenders and terminations	(572,980)	(1,625,718)	(188,249)	(68,476)
Administrative charges	(641)	(705)	(109)	(46)
Annuity benefit payments	(17,230)	(23,158)	(1,265)	(606)
Adjustments to annuity reserves	(19,831)	454	(1,254)	—
Transfers between subaccounts	(920,416)	(2,125,180)	2,168,913	3,147,774

Net Change in Net Assets from Unit Transactions	(1,406,296)	(3,571,159)	2,198,016	3,184,381

Net Change in Net Assets	1,081,267	(9,125,569)	3,296,528	2,326,658

Net Assets Beginning of Period	8,413,410	17,538,979	2,326,658	—

Net Assets End of Period	$9,494,677	$8,413,410	$5,623,186	$2,326,658

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Partner International Stock Subaccount		Partner Socially Responsible Stock Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$1,172,491	$6,356,176	$(674)	$(191)
Net realized gains (loss) on investments	(9,704,339)	27,444,610	(6,153)	(94)
Change in net unrealized appreciation (depreciation) on investments	29,077,985	(119,957,850)	46,293	(40,303)

Net Change in Net Assets from Operations	20,546,137	(86,157,064)	39,466	(40,588)

Unit Transactions:
Proceeds from units issued	2,484,524	4,602,726	13,247	18,948
Death benefits	(843,132)	(1,142,727)	—	—
Surrenders and terminations	(7,297,399)	(17,342,869)	(4,966)	—
Administrative charges	(21,242)	(24,199)	(8)	—
Annuity benefit payments	(220,714)	(318,145)	—	—
Adjustments to annuity reserves	(166,184)	(60,227)	—	—
Transfers between subaccounts	(12,385,818)	(27,623,043)	30,380	119,168

Net Change in Net Assets from Unit Transactions	(18,449,965)	(41,908,484)	38,653	138,116

Net Change in Net Assets	2,096,172	(128,065,548)	78,119	97,528

Net Assets Beginning of Period	106,359,742	234,425,290	97,528	—

Net Assets End of Period	$108,455,914	$106,359,742	$175,647	$97,528

For the years ended, except as indicated[1]	Partner All Cap Growth Subaccount		Partner All Cap Value Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(7,416)	$(1,848)	$4,701	$5,663
Net realized gains (loss) on investments	(36,967)	(7,332)	(52,991)	(9,870)
Change in net unrealized appreciation (depreciation) on investments	316,856	(167,093)	238,973	(197,399)

Net Change in Net Assets from Operations	272,473	(176,273)	190,683	(201,606)

Unit Transactions:
Proceeds from units issued	71,427	19,161	59,397	18,992
Death benefits	—	—	—	—
Surrenders and terminations	(14,688)	(50)	(15,625)	(773)
Administrative charges	(3)	(1)	(19)	(1)
Annuity benefit payments	—	—	—	—
Adjustments to annuity reserves	—	—	—	—
Transfers between subaccounts	688,347	449,011	498,618	614,354

Net Change in Net Assets from Unit Transactions	745,083	468,121	542,371	632,572

Net Change in Net Assets	1,017,556	291,848	733,054	430,966

Net Assets Beginning of Period	291,848	—	430,966	—

Net Assets End of Period	$1,309,404	$291,848	$1,164,020	$430,966

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Partner All Cap Subaccount		Large Cap Growth II Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$30,659	$(77,129)	$(19,726)	$(28,641)
Net realized gains (loss) on investments	(1,046,510)	3,259,651	42,134	921,661
Change in net unrealized appreciation (depreciation) on investments	4,066,414	(14,418,188)	1,172,412	(3,960,964)

Net Change in Net Assets from Operations	3,050,563	(11,235,666)	1,194,820	(3,067,944)

Unit Transactions:
Proceeds from units issued	365,267	655,823	86,960	154,422
Death benefits	(106,716)	(168,003)	(2,984)	(45,212)
Surrenders and terminations	(1,004,943)	(2,632,498)	(245,991)	(1,028,146)
Administrative charges	(1,919)	(2,031)	(629)	(613)
Annuity benefit payments	(26,663)	(30,682)	(20,301)	(27,872)
Adjustments to annuity reserves	(19,642)	848	(7,608)	180
Transfers between subaccounts	(916,172)	(2,980,435)	(447,184)	(871,922)

Net Change in Net Assets from Unit Transactions	(1,710,788)	(5,156,978)	(637,737)	(1,819,163)

Net Change in Net Assets	1,339,775	(16,392,644)	557,083	(4,887,107)

Net Assets Beginning of Period	12,507,347	28,899,991	3,650,710	8,537,817

Net Assets End of Period	$13,847,122	$12,507,347	$4,207,793	$3,650,710

For the years ended, except as indicated[1]	Large Cap Growth Subaccount		Partner Growth Stock Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(1,057,434)	$13,579	$(86,314)	$(58,859)
Net realized gains (loss) on investments	(29,292,250)	(27,307,089)	(809,038)	2,153,362
Change in net unrealized appreciation (depreciation) on investments	132,980,623	(208,345,713)	4,701,044	(11,639,566)

Net Change in Net Assets from Operations	102,630,939	(235,639,223)	3,805,692	(9,545,063)

Unit Transactions:
Proceeds from units issued	7,906,264	12,766,449	209,875	527,627
Death benefits	(3,547,399)	(4,680,092)	(91,756)	(105,872)
Surrenders and terminations	(20,502,183)	(42,351,359)	(897,367)	(2,281,913)
Administrative charges	(77,734)	(83,954)	(1,137)	(1,232)
Annuity benefit payments	(1,051,320)	(1,342,096)	(15,049)	(27,496)
Adjustments to annuity reserves	(498,478)	(388,145)	(12,359)	54
Transfers between subaccounts	(27,564,315)	(56,685,012)	(1,459,236)	(4,006,397)

Net Change in Net Assets from Unit Transactions	(45,335,165)	(92,764,209)	(2,267,029)	(5,895,229)

Net Change in Net Assets	57,295,774	(328,403,432)	1,538,663	(15,440,292)

Net Assets Beginning of Period	287,210,434	615,613,866	10,667,263	26,107,555

Net Assets End of Period	$344,506,208	$287,210,434	$12,205,926	$10,667,263

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Large Cap Value Subaccount		Large Cap Stock Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$295,667	$1,684,425	$(32,319)	$598,678
Net realized gains (loss) on investments	(2,162,802)	4,900,905	(1,653,616)	2,857,080
Change in net unrealized appreciation (depreciation) on investments	9,366,703	(34,773,956)	6,201,471	(18,531,935)

Net Change in Net Assets from Operations	7,499,568	(28,188,626)	4,515,536	(15,076,177)

Unit Transactions:
Proceeds from units issued	1,090,560	1,617,693	418,052	653,693
Death benefits	(357,734)	(459,564)	(142,237)	(223,359)
Surrenders and terminations	(3,949,912)	(8,467,301)	(1,771,447)	(3,571,953)
Administrative charges	(4,066)	(4,400)	(1,469)	(1,533)
Annuity benefit payments	(110,618)	(133,262)	(41,478)	(50,846)
Adjustments to annuity reserves	(72,100)	1,463	(39,658)	416
Transfers between subaccounts	(4,289,223)	(11,070,835)	(2,650,186)	(6,000,708)

Net Change in Net Assets from Unit Transactions	(7,693,093)	(18,516,206)	(4,228,423)	(9,194,290)

Net Change in Net Assets	(193,525)	(46,704,832)	287,113	(24,270,467)

Net Assets Beginning of Period	46,510,085	93,214,917	21,039,819	45,310,286

Net Assets End of Period	$46,316,560	$46,510,085	$21,326,932	$21,039,819

For the years ended, except as indicated[1]	Large Cap Index Subaccount		Equity Income Plus Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$301,355	$315,093	$4,665	$6,508
Net realized gains (loss) on investments	(949,602)	3,173,772	(8,297)	(3,465)
Change in net unrealized appreciation (depreciation) on investments	3,874,032	(15,290,652)	108,289	(91,506)

Net Change in Net Assets from Operations	3,225,785	(11,801,787)	104,657	(88,463)

Unit Transactions:
Proceeds from units issued	349,284	707,809	39,512	18,217
Death benefits	(123,127)	(197,807)	—	—
Surrenders and terminations	(997,412)	(3,192,313)	(11,029)	(6,565)
Administrative charges	(1,207)	(1,429)	(37)	(1)
Annuity benefit payments	(22,618)	(29,599)	—	—
Adjustments to annuity reserves	(27,168)	1,240	—	—
Transfers between subaccounts	(2,568,560)	(5,127,949)	124,132	469,337

Net Change in Net Assets from Unit Transactions	(3,390,808)	(7,840,048)	152,578	480,988

Net Change in Net Assets	(165,023)	(19,641,835)	257,235	392,525

Net Assets Beginning of Period	16,890,310	36,532,145	392,525	—

Net Assets End of Period	$16,725,287	$16,890,310	$649,760	$392,525

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Balanced Subaccount		High Yield Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$343,358	$430,301	$11,431,462	$13,453,454
Net realized gains (loss) on investments	(381,698)	751,591	(17,286,907)	(27,972,226)
Change in net unrealized appreciation (depreciation) on investments	1,909,536	(6,066,300)	55,158,097	(24,252,394)

Net Change in Net Assets from Operations	1,871,196	(4,884,408)	49,302,652	(38,771,166)

Unit Transactions:
Proceeds from units issued	140,929	399,476	3,007,166	4,788,955
Death benefits	(118,718)	(144,797)	(2,262,012)	(3,113,846)
Surrenders and terminations	(987,746)	(2,183,948)	(10,991,008)	(17,252,298)
Administrative charges	(842)	(910)	(25,648)	(23,740)
Annuity benefit payments	(20,872)	(25,562)	(623,372)	(616,443)
Adjustments to annuity reserves	(27,917)	2,075	(293,909)	(119,121)
Transfers between subaccounts	(1,202,988)	(3,027,006)	(9,941,203)	(24,081,548)

Net Change in Net Assets from Unit Transactions	(2,218,154)	(4,980,672)	(21,129,986)	(40,418,041)

Net Change in Net Assets	(346,958)	(9,865,080)	28,172,666	(79,189,207)

Net Assets Beginning of Period	11,338,806	21,203,886	127,694,300	206,883,507

Net Assets End of Period	$10,991,848	$11,338,806	$155,866,966	$127,694,300

For the years ended, except as indicated[1]	Diversified Income Plus Subaccount		Partner Socially Responsible Bond Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$732,455	$864,489	$10,438	$2,199
Net realized gains (loss) on investments	(880,891)	(462,081)	31,346	(24)
Change in net unrealized appreciation (depreciation) on investments	3,096,084	(4,394,821)	2,927	1,377

Net Change in Net Assets from Operations	2,947,648	(3,992,413)	44,711	3,552

Unit Transactions:
Proceeds from units issued	168,065	459,876	55,193	30,491
Death benefits	(161,351)	(103,320)	—	—
Surrenders and terminations	(1,393,358)	(2,657,184)	(87,236)	(2,619)
Administrative charges	(502)	(362)	(5)	—
Annuity benefit payments	(31,762)	(31,127)	(487)	—
Adjustments to annuity reserves	(59,760)	(1,367)	(1,265)	—
Transfers between subaccounts	(1,243,110)	(2,626,837)	348,371	154,955

Net Change in Net Assets from Unit Transactions	(2,721,778)	(4,960,321)	314,571	182,827

Net Change in Net Assets	225,870	(8,952,734)	359,282	186,379

Net Assets Beginning of Period	11,190,025	20,142,759	186,379	—

Net Assets End of Period	$11,415,895	$11,190,025	$545,661	$186,379

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Income Subaccount		Bond Index Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$6,892,912	$8,683,060	$376,827	$656,028
Net realized gains (loss) on investments	(4,011,413)	(4,222,335)	(297,467)	(348,850)
Change in net unrealized appreciation (depreciation) on investments	23,880,964	(27,362,355)	801,388	(739,382)

Net Change in Net Assets from Operations	26,762,463	(22,901,630)	880,748	(432,204)

Unit Transactions:
Proceeds from units issued	2,735,323	4,447,111	283,144	699,159
Death benefits	(2,887,913)	(3,589,431)	(100,148)	(150,383)
Surrenders and terminations	(12,799,578)	(21,994,965)	(1,610,052)	(2,131,593)
Administrative charges	(20,645)	(20,247)	(870)	(821)
Annuity benefit payments	(634,123)	(694,556)	(28,765)	(22,983)
Adjustments to annuity reserves	(352,282)	(78,654)	(22,769)	121
Transfers between subaccounts	(12,562,406)	(22,785,598)	(1,827,645)	(879,064)

Net Change in Net Assets from Unit Transactions	(26,521,624)	(44,716,340)	(3,307,105)	(2,485,564)

Net Change in Net Assets	240,839	(67,617,970)	(2,426,357)	(2,917,768)

Net Assets Beginning of Period	151,863,685	219,481,655	14,750,241	17,668,009

Net Assets End of Period	$152,104,524	$151,863,685	$12,323,884	$14,750,241

For the years ended, except as indicated[1]	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$1,067,939	$1,537,573	$80,290	$156,806
Net realized gains (loss) on investments	(698,576)	(923,079)	(106,726)	(95,511)
Change in net unrealized appreciation (depreciation) on investments	3,815,237	(3,897,705)	373,919	(331,338)

Net Change in Net Assets from Operations	4,184,600	(3,283,211)	347,483	(270,043)

Unit Transactions:
Proceeds from units issued	810,973	1,080,185	39,109	100,312
Death benefits	(318,871)	(396,205)	(17,100)	(45,560)
Surrenders and terminations	(4,133,689)	(6,476,421)	(234,573)	(625,652)
Administrative charges	(3,140)	(2,698)	(170)	(164)
Annuity benefit payments	(123,458)	(99,110)	(7,036)	(6,521)
Adjustments to annuity reserves	(105,737)	(4,334)	(14,320)	148
Transfers between subaccounts	1,873,583	(5,623,291)	(641,212)	(973,557)

Net Change in Net Assets from Unit Transactions	(2,000,339)	(11,521,874)	(875,302)	(1,550,994)

Net Change in Net Assets	2,184,261	(14,805,085)	(527,819)	(1,821,037)

Net Assets Beginning of Period	35,639,583	50,444,668	3,732,863	5,553,900

Net Assets End of Period	$37,823,844	$35,639,583	$3,205,044	$3,732,863

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Money Market Subaccount
	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(413,591)	$1,690,630
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	(413,591)	1,690,630

Unit Transactions:
Proceeds from units issued	5,687,114	10,429,019
Death benefits	(527,937)	(1,000,002)
Surrenders and terminations	(18,275,581)	(27,692,590)
Administrative charges	(7,434)	(6,526)
Annuity benefit payments	(169,601)	(162,301)
Adjustments to annuity reserves	(19,120)	(27,764)
Transfers between subaccounts	(23,538,382)	20,592,538

Net Change in Net Assets from Unit Transactions	(36,850,941)	2,132,374

Net Change in Net Assets	(37,264,532)	3,823,004

Net Assets Beginning of Period	88,165,730	84,342,726

Net Assets End of Period	$50,901,198	$88,165,730

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements

December 31, 2009

(1) Organization

The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 41 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (d)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (d)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (d)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (d)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a,g)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities (g)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (b)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (g)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock (h)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index (h)	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (f)
Partner Mid Cap Value (d)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock (h)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index (h)	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (e)
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (h)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index (h)	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced (g)	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (c,h)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(1) Organization, continued

Subaccount	Series
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index (h)	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (g)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008
(c)	Formerly known as High Yield II, name change effective June 30, 2006
(d)	Since inception, April 29, 2005
(e)	Aid Association for Lutherans (AAL) Series Fund, Inc. — International Portfolio merged into the Thrivent Series Fund, Inc. — Partner International Stock Portfolio as of April 30, 2004.
(f)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio as of April 30, 2004.
(g)	Since inception, April 30, 2003
(h)	Since inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as diversified open — end investment companies.

The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) Significant Accounting Policies

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(2) Significant Accounting Policies, continued

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5%. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Estimates

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this standard fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the provisions of this standard as of January 1, 2008 and the adoption did not have a significant impact on the consolidated financial statements

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.

Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.

Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(3) Expense Charges

Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract’s accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.1% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2009, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(3) Expense Charges, continued

Subaccount	% of Average Net Assets
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Partner Technology	Partner Healthcare
Units Outstanding at December 31, 2007	5,646,281	20,170,489	27,149,862	10,595,187	298,388	—
Units Issued	1,898,721	5,544,941	8,660,337	5,425,473	141,196	142,348
Units Redeemed	(1,612,235)	(4,977,048)	(8,351,284)	(4,487,379)	(214,337)	(20,790)

Units Outstanding at December 31, 2008	5,932,767	20,738,382	27,458,915	11,533,281	225,247	121,558
Units Issued	1,538,334	3,952,264	6,092,858	3,246,646	131,153	117,846
Units Redeemed	(1,228,615)	(3,997,246)	(6,198,910)	(3,376,002)	(135,364)	(62,819)

Units Outstanding at December 31, 2009	6,242,486	20,693,400	27,352,863	11,403,925	221,036	176,585

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Partner Natural Resources	Partner Emerging Markets	Real Estate Securities	Partner Utilities	Partner Small Cap Growth	Partner Small Cap Value
Units Outstanding at December 31, 2007	—	—	1,336,914	—	718,267	606,271
Units Issued	261,223	88,255	390,446	124,845	231,704	226,771
Units Redeemed	(61,360)	(13,747)	(744,436)	(29,441)	(349,165)	(350,126)

Units Outstanding at December 31, 2008	199,863	74,508	982,924	95,404	600,806	482,916
Units Issued	331,000	263,289	265,217	76,971	173,855	189,697
Units Redeemed	(144,884)	(113,570)	(448,198)	(43,586)	(242,140)	(249,215)

Units Outstanding at December 31, 2009	385,979	224,227	799,943	128,789	532,521	423,398

	Small Cap Stock	Small Cap Index	Mid Cap Growth II	Mid Cap Growth	Partner Mid Cap Value	Mid Cap Stock
Units Outstanding at December 31, 2007	1,298,498	1,135,206	587,402	11,516,538	266,808	1,472,883
Units Issued	363,021	304,112	67,720	1,007,032	151,116	471,821
Units Redeemed	(668,263)	(598,686)	(225,130)	(3,100,325)	(180,979)	(829,092)

Units Outstanding at December 31, 2008	993,256	840,632	429,992	9,423,245	236,945	1,115,612
Units Issued	284,687	204,841	68,152	778,470	121,752	331,570
Units Redeemed	(384,346)	(350,306)	(117,698)	(2,046,132)	(120,561)	(433,851)

Units Outstanding at December 31, 2009	893,597	695,167	380,446	8,155,583	238,136	1,013,331

	Mid Cap Index	Partner Worldwide Allocation	Partner International Stock	Partner Socially Responsible Stock	Partner All Cap Growth	Partner All Cap Value
Units Outstanding at December 31, 2007	1,097,151	—	11,651,268	—	—	—
Units Issued	294,171	463,836	1,635,475	15,112	71,553	95,592
Units Redeemed	(559,854)	(80,882)	(4,237,112)	—	(16,524)	(17,762)

Units Outstanding at December 31, 2008	831,468	382,954	9,049,631	15,112	55,029	77,830
Units Issued	182,323	511,276	1,117,276	9,381	220,466	134,842
Units Redeemed	(318,329)	(182,343)	(2,684,585)	(4,208)	(109,433)	(62,149)

Units Outstanding at December 31, 2009	695,462	711,887	7,482,322	20,285	166,062	150,523

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Partner All Cap	Large Cap Growth II	Large Cap Growth	Partner Growth Stock	Large Cap Value	Large Cap Stock
Units Outstanding at December 31, 2007	2,073,283	679,669	9,504,844	1,861,463	6,486,533	3,478,557
Units Issued	603,206	106,378	1,188,523	489,737	1,442,220	838,856
Units Redeemed	(1,090,973)	(282,633)	(2,968,532)	(1,023,192)	(2,968,360)	(1,704,272)

Units Outstanding at December 31, 2008	1,585,516	503,414	7,724,835	1,328,008	4,960,393	2,613,141
Units Issued	335,896	62,915	880,951	277,111	1,037,857	539,531
Units Redeemed	(538,924)	(146,463)	(1,982,989)	(531,296)	(1,869,034)	(1,056,965)

Units Outstanding at December 31, 2009	1,382,488	419,866	6,622,797	1,073,823	4,129,216	2,095,707

	Large Cap Index	Equity Income Plus	Balanced	High Yield	Diversified Income Plus	Partner Socially Responsible Bond
Units Outstanding at December 31, 2007	2,575,851	—	1,535,030	6,440,154	1,329,754	—
Units Issued	770,622	68,355	298,009	746,288	286,303	20,117
Units Redeemed	(1,437,363)	(12,197)	(716,610)	(2,111,773)	(650,605)	(1,831)

Units Outstanding at December 31, 2008	1,909,110	56,158	1,116,429	5,074,669	965,452	18,286
Units Issued	382,762	50,523	167,297	632,223	183,325	51,694
Units Redeemed	(777,434)	(26,126)	(384,160)	(1,327,133)	(408,176)	(22,848)

Units Outstanding at December 31, 2009	1,514,438	80,555	899,566	4,379,759	740,601	47,132

	Income	Bond Index	Limited Maturity Bond	Mortgage Securities	Money Market
Units Outstanding at December 31, 2007	6,684,010	1,422,763	4,263,045	484,481	41,641,477
Units Issued	1,038,635	737,002	1,151,465	140,987	45,916,736
Units Redeemed	(2,497,903)	(957,613)	(2,177,717)	(280,536)	(44,653,145)

Units Outstanding at December 31, 2008	5,224,742	1,202,152	3,236,793	344,932	42,905,068
Units Issued	682,761	338,309	1,208,977	84,262	17,831,307
Units Redeemed	(1,542,215)	(606,164)	(1,414,139)	(167,144)	(35,789,418)

Units Outstanding at December 31, 2009	4,365,288	934,297	3,031,631	262,050	24,946,957

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2009 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$9,432,314	$5,180,880
Moderately Aggressive Allocation	21,773,928	14,283,639
Moderate Allocation	32,094,450	22,666,932
Moderately Conservative Allocation	16,192,768	13,816,798
Partner Technology	379,295	422,905
Partner Healthcare	731,041	246,905
Partner Natural Resources	1,625,253	368,458
Partner Emerging Markets	1,631,599	398,971
Real Estate Securities	729,576	2,567,981
Partner Utilities	377,299	154,335
Partner Small Cap Growth	608,397	1,222,156
Partner Small Cap Value	782,717	1,716,424
Small Cap Stock	642,273	1,672,689
Small Cap Index	1,717,305	1,744,651
Mid Cap Growth II	195,018	665,166
Mid Cap Growth	610,229	21,246,058
Partner Mid Cap Value	591,312	575,849
Mid Cap Stock	801,267	1,983,099
Mid Cap Index	937,425	1,719,326
Partner Worldwide Allocation	2,693,567	461,462
Partner International Stock	2,903,025	20,014,316
Partner Socially Responsible Stock	54,861	16,882
Partner All Cap Growth	1,050,386	312,719
Partner All Cap Value	692,687	145,614
Partner All Cap	570,351	2,230,838
Large Cap Growth II	574,338	806,988
Large Cap Growth	3,203,335	49,097,456
Partner Growth Stock	280,341	2,621,326
Large Cap Value	1,535,247	8,860,573
Large Cap Stock	527,745	4,748,829
Large Cap Index	1,734,564	3,939,773
Equity Income Plus	270,157	112,914
Balanced	954,253	2,636,668
High Yield	14,961,312	24,365,927
Diversified Income Plus	1,519,787	3,449,351
Partner Socially Responsible Bond	544,442	191,964
Income	9,720,445	28,996,876
Bond Index	1,819,209	4,726,717
Limited Maturity Bond	7,220,776	8,047,438
Mortgage Securities	276,322	1,057,014
Money Market	9,198,480	46,443,893

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2009, except as indicated in Note 1, follows:

Subaccount	2009	2008	2007	2006	2005
Aggressive Allocation
Units	6,240,548	5,932,767	5,640,278	4,801,392	1,248,862
Unit value	$11.09	$8.58	$13.82	$12.78	$11.36
Deathclaim units	1,938	—	6,003	—	—
Deathclaim unit value	$10.39	$8.03	$12.91	$11.92	$10.58
Net assets	$69,607,471	$51,471,184	$79,334,958	$62,944,899	$15,608,923
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	4.48%	1.51%	0.59%	0.00%	0.10%
Total return (c)	29.19 - 29.39%	(37.92) - (37.83)%	8.12 - 8.29%	12.50 - 12.67%	13.49%

Moderately Aggressive Allocation
Units	20,690,133	20,733,970	20,167,809	14,524,702	3,666,481
Unit value	$11.22	$8.74	$13.27	$12.45	$11.13
Deathclaim units	3,267	4,412	2,680	—	—
Deathclaim unit value	$10.66	$8.29	$12.57	$11.77	$10.51
Net assets	$234,432,849	$183,237,436	$270,796,619	$183,020,053	$41,930,245
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	4.85%	2.03%	0.83%	0.00%	0.51%
Total return (c)	28.38 - 28.57%	(34.13) - (34.03)%	6.56 - 6.72%	11.9 - 12.04%	11.18%

Moderate Allocation
Units	27,344,277	27,443,650	27,145,769	18,717,568	5,223,095
Unit value	$11.40	$9.09	$12.71	$12.04	$10.92
Deathclaim units	8,586	15,265	4,093	—	—
Deathclaim unit value	$10.97	$8.73	$12.20	$11.53	$10.44
Net assets	$315,467,462	$253,173,872	$350,477,316	$229,266,864	$57,997,440
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	4.82%	2.46%	1.19%	0.00%	0.88%
Total return (c)	25.50 - 25.69%	(28.53) - (28.42)%	5.60 - 5.76%	10.25 - 10.48%	9.05%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Moderately Conservative Allocation
Units	11,398,646	11,526,368	10,588,933	6,624,643	2,084,576
Unit value	$11.48	$9.47	$12.06	$11.55	$10.66
Deathclaim units	5,279	6,913	6,254	—	1,738
Deathclaim unit value	$11.17	$9.20	$11.70	$11.19	$10.31
Net assets	$132,693,130	$111,138,334	$129,567,204	$77,649,948	$22,524,992
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	4.15%	2.72%	1.57%	0.00%	1.41%
Total return (c)	21.19 - 21.37%	(21.48) - (21.36)%	4.46 - 4.61%	8.31 - 8.5%	6.49%

Partner Technology
Units	221,036	225,247	298,388	342,487	439,660
Unit value	$10.26	$6.62	$12.96	$11.80	$11.55
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$9.41	$6.07	$11.86	$10.78	$11
Net assets	$2,315,293	$1,536,080	$3,960,525	$4,116,507	$5,136,228
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.32%
Total return (c)	54.87 - 55.10%	(48.89) - (48.81)%	9.85 - 10.02%	2.13 - 2.25%	2.59%

Partner Healthcare
Units	176,585	121,558
Unit value	$10.88	$8.89
Deathclaim units	—	—
Deathclaim unit value	$10.91	$8.90
Net assets	$1,929,375	$1,087,530
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.01%	0.11%
Total return (c)	22.48 - 22.66%	(11.14) - (11.05)%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner Natural Resources
Units	385,979	199,863
Unit value	$8.09	$5.69
Deathclaim units	—	—
Deathclaim unit value	$8.11	$5.69
Net assets	$3,133,726	$1,147,372
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.00%	0.12%
Total return (c)	42.15 - 42.36%	(43.11) - (43.05)%

Partner Emerging Markets
Units	224,227	74,508
Unit value	$9.68	$5.60
Deathclaim units	—	—
Deathclaim unit value	$9.70	$5.61
Net assets	$2,169,611	$417,237
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.89%	1.18%
Total return (c)	72.79 - 73.05%	(44.00) - (43.94)%

Real Estate Securities
Units	797,140	978,572	1,333,729	1,920,023	2,330,908
Unit value	$16.73	$13.10	$21.11	$25.66	$19.33
Deathclaim units	2,803	4,352	3,185	17,934	—
Deathclaim unit value	$9.22	$7.21	$11.60	$14.08	$10.59
Net assets	$13,735,447	$13,212,588	$28,840,023	$50,337,468	$45,636,439
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	4.07%	5.93%	1.42%	1.46%	1.32%
Total return (c)	27.67 - 27.86%	(37.93) - (37.84)%	(17.72) - (17.60)%	32.73 - 32.98%	12.02%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner Utilities
Units	128,789	95,404
Unit value	$7.74	$6.99
Deathclaim units	—	—
Deathclaim unit value	$7.76	$7.00
Net assets	$1,003,552	$673,661
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.00%	1.82%
Total return (c)	10.77 - 10.94%	(30.09) - (30.02)%

Partner Small Cap Growth
Units	532,459	600,806	718,267	892,400	1,107,544
Unit value	$10.96	$8.22	$14.64	$13.64	$12.25
Deathclaim units	62	—	—	89	—
Deathclaim unit value	$9.43	$7.06	$12.56	$11.68	$10.48
Net assets	$5,920,178	$5,022,376	$10,765,924	$12,319,952	$13,676,628
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.09%	0.01%	0.00%	0.00%	0.00%
Total return (c)	33.28 - 33.48%	(43.86) - (43.77)%	7.33 - 7.49%	11.38 - 11.50%	2.83%

Partner Small Cap Value
Units	422,687	482,424	605,547	754,291	877,831
Unit value	$19.27	$14.96	$20.73	$21.18	$17.62
Deathclaim units	711	492	724	88	—
Deathclaim unit value	$11.36	$8.81	$12.19	$12.44	$10.33
Net assets	$8,317,238	$7,434,690	$12,854,504	$16,407,962	$15,785,620
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.83%	1.19%	0.35%	0.21%	0.25%
Total return (c)	28.81 - 29.01%	(27.85) - (27.74)%	(2.12) - (1.97)%	20.19 - 20.38%	3.73%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Small Cap Stock
Units	892,228	991,651	1,290,637	1,568,243	1,562,137
Unit value	$11.86	$9.96	$16.12	$15.36	$13.77
Deathclaim units	1,369	1,605	7,861	90	—
Deathclaim unit value	$9.12	$7.65	$12.36	$11.76	$10.52
Net assets	$10,747,351	$10,047,035	$21,142,515	$24,258,849	$21,576,459
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.93%	0.99%	0.29%	0.11%	0.03%
Total return (c)	19.07 - 19.25%	(27.85) - (27.74)%	4.97 - 5.13%	11.53 - 11.77%	7.62%

Small Cap Index
Units	694,417	840,138	1,133,988	1,395,082	1,827,454
Unit value	$12.72	$10.26	$15.05	$15.30	$13.48
Deathclaim units	750	494	1,218	977	89
Deathclaim unit value	$9.81	$7.91	$11.58	$11.75	$10.34
Net assets	$8,981,467	$8,802,166	$17,372,036	$21,642,603	$24,892,320
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.98%	1.17%	0.63%	0.75%	0.66%
Total return (c)	23.92 - 24.11%	(27.85) - (27.74)%	(1.60) - (1.45)%	13.49 - 13.66%	6.15%

Mid Cap Growth II
Units	380,446	429,992	587,402	759,795	1,084,177
Unit value	$10.81	$7.32	$12.92	$10.90	$10.15
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$11.32	$7.66	$13.49	$11.37	$10.57
Net assets	$4,177,024	$3,214,043	$7,713,275	$8,388,555	$11,082,811
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.00%	0.28%	0.47%	0.19%	0.00%
Total return (c)	47.67 - 47.8%	(43.34) - (43.26)%	18.48 - 18.66%	7.42 - 7.59%	10.01%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Mid Cap Growth
Units	8,150,367	9,415,344	11,503,724	14,792,820	19,920,632
Unit value	$19.21	$12.87	$22.10	$18.63	$17.34
Deathclaim units	5,216	7,901	12,814	5,617	3,367
Deathclaim unit value	$11.78	$7.88	$13.51	$11.37	$10.57
Net assets	$159,930,642	$123,948,003	$259,718,889	$280,925,115	$350,851,657
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.02%	1.12%	0.42%	0.11%	0.00%
Total return (c)	49.29 - 49.52%	(41.77) - (41.69)%	18.60 - 18.78%	7.46 - 7.61%	10.05%

Partner Mid Cap Value
Units	238,136	236,945	266,808	205,630	131,226
Unit value	$11.25	$8.60	$13.38	$13.12	$11.46
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$10.36	$7.91	$12.29	$12.03	$10.49
Net assets	$2,713,671	$2,059,267	$3,608,280	$2,732,135	$1,506,963
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.02%	1.57%	0.00%	1.05%	0.64%
Total return (c)	30.88 - 31.08%	(35.76) - (35.67)%	2.02 - 2.17%	14.45 - 14.67%	14.47%

Mid Cap Stock
Units	1,012,336	1,114,380	1,464,623	1,672,108	1,462,130
Unit value	$13.33	$9.69	$16.54	$15.82	$14.11
Deathclaim units	995	1,232	8,260	138	146
Deathclaim unit value	$10.09	$7.32	$12.47	$11.92	$10.61
Net assets	$13,785,827	$11,041,971	$24,714,720	$26,845,561	$20,845,018
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.58%	1.11%	0.84%	0.34%	0.13%
Total return (c)	37.58 - 37.78%	(41.41) - (41.32)%	4.54 - 4.69%	12.14 - 12.30%	15.11%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Mid Cap Index
Units	694,655	830,975	1,095,962	1,331,329	1,792,216
Unit value	$13.37	$9.89	$15.69	$14.74	$13.57
Deathclaim units	807	493	1,189	1,002	—
Deathclaim unit value	$10.51	$7.76	$12.30	$11.54	$10.61
Net assets	$9,494,677	$8,413,410	$17,538,979	$19,938,244	$24,597,188
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.92%	1.39%	0.97%	1.04%	0.51%
Total return (c)	35.20 - 35.40%	(36.99) - (36.90)%	6.44 - 6.60%	8.64 - 8.77%	11.12%

Partner Worldwide Allocation
Units	711,887	382,954
Unit value	$7.87	$6.05
Deathclaim units	—	—
Deathclaim unit value	$7.89	$6.05
Net assets	$5,623,186	$2,326,658
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.98%	1.41%
Total return (c)	30.23 - 30.42%	(39.54) - (39.48)%

Partner International Stock
Units	7,476,999	9,042,052	11,638,102	14,433,801	18,157,750
Unit value	$14.21	$11.51	$19.77	$18.08	$15.04
Deathclaim units	5,323	7,579	13,166	7,068	380
Deathclaim unit value	$10.41	$8.42	$14.43	$13.18	$10.95
Net assets	$108,455,914	$106,359,742	$234,425,290	$265,038,475	$276,569,452
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	2.28%	4.82%	1.35%	1.49%	1.14%
Total return (c)	23.43 - 23.62%	(41.75) - (41.66)%	9.35 - 9.52%	20.20 - 20.34%	12.47%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner Socially Responsible Stock
Units	20,285	15,112
Unit value	$8.66	$6.45
Deathclaim units	—	—
Deathclaim unit value	$8.68	$6.46
Net assets	$175,647	$97,528
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.57%	0.44%
Total return (c)	34.17 - 34.37%	(35.46) - (35.40)%

Partner All Cap Growth
Units	166,062	55,029
Unit value	$7.89	$5.30
Deathclaim units	—	—
Deathclaim unit value	$7.90	$5.31
Net assets	$1,309,404	$291,848
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	48.67 - 48.90%	(46.96) - (46.91)%

Partner All Cap Value
Units	150,523	77,830
Unit value	$7.73	$5.54
Deathclaim units	—	—
Deathclaim unit value	$7.75	$5.54
Net assets	$1,164,020	$430,966
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.81%	2.48%
Total return (c)	39.66 - 39.87%	(44.63) - (44.57)%

Partner All Cap
Units	1,382,235	1,585,263	2,073,027	2,267,430	2,557,962
Unit value	$9.85	$7.75	$13.73	$11.53	$10.10
Deathclaim units	253	253	256	—	—
Deathclaim unit value	$10.51	$8.26	$14.61	$12.25	$10.71
Net assets	$13,847,122	$12,507,347	$28,899,991	$26,473,680	$26,080,169
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.35%	0.74%	0.45%	0.45%	0.50%
Total return (c)	27.08 - 27.27%	(43.53) - (43.45)%	19.04 - 19.22%	14.16 - 14.39%	17.04%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Large Cap Growth II
Units	419,866	503,414	679,669	923,150	1,277,490
Unit value	$9.68	$7.91	$12.19	$10.58	$10.02
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$10.16	$7.34	$12.76	$11.06	$10.46
Net assets	$4,207,793	$3,650,710	$8,537,817	$9,998,839	$13,062,267
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.57%	0.63%	0.63%	0.62%	0.91%
Total return (c)	38.46 - 41.60%	(42.47) - (35.05)%	15.19 - 15.36%	5.59 - 5.74%	5.91%

Large Cap Growth
Units	6,606,397	7,684,670	9,471,449	12,248,379	16,269,368
Unit value	$50.79	$36.32	$63.31	$54.83	$51.94
Deathclaim units	16,400	40,165	33,395	21,600	6,896
Deathclaim unit value	$10.28	$7.34	$12.78	$11.05	$10.45
Net assets	$344,506,208	$287,210,434	$615,613,866	$687,629,588	$862,406,271
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.75%	1.11%	1.03%	0.54%	0.84%
Total return (c)	39.85 - 40.06%	(42.64) - (42.55)%	15.46 - 15.64%	5.56 - 5.76%	5.84%

Partner Growth Stock
Units	1,071,389	1,325,787	1,861,093	2,179,984	2,885,514
Unit value	$11.21	$7.91	$13.83	$12.80	$11.43
Deathclaim units	2,434	2,221	370	—	—
Deathclaim unit value	$10.39	$7.32	$12.78	$11.81	$10.53
Net assets	$12,205,926	$10,667,263	$26,107,555	$28,230,604	$33,291,751
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.31%	0.79%	0.52%	0.21%	0.51%
Total return (c)	41.60 - 41.82%	(42.77) - (42.68)%	8.07 - 8.23%	11.96 - 12.12%	5.17%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Large Cap Value
Units	4,126,368	4,956,347	6,475,784	7,939,235	9,641,269
Unit value	$10.99	$9.17	$14.12	$13.64	$11.61
Deathclaim units	2,848	4,046	10,749	418	1,271
Deathclaim unit value	$10.00	$8.33	$12.81	$12.35	$10.50
Net assets	$46,316,560	$46,510,085	$93,214,917	$109,812,747	$113,122,371
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 -1.10%	0.95 -1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.79%	3.53%	1.22%	1.19%	1.09%
Total return (c)	19.78 - 19.96%	(35.05) - (34.95)%	3.54 - 3.69%	17.47 - 17.66%	5.85%

Large Cap Stock
Units	2,093,036	2,609,889	3,477,116	4,342,304	5,527,867
Unit value	$9.98	$7.91	$12.83	$12.06	$10.89
Deathclaim units	2,671	3,252	1,441	444	—
Deathclaim unit value	$9.58	$7.58	$12.28	$11.53	$10.40
Net assets	$21,326,932	$21,039,819	$45,310,286	$52,967,780	$60,716,149
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.94%	2.90%	1.14%	0.81%	0.82%
Total return (c)	26.19 - 26.38%	(38.37) - (38.27)%	6.39 - 6.55%	10.73 - 10.85%	4.16%

Large Cap Index
Units	1,513,764	1,908,622	2,573,893	3,082,119	4,005,231
Unit value	$10.86	$8.70	$13.99	$13.45	$11.79
Deathclaim units	674	488	1,958	389	—
Deathclaim unit value	$9.66	$7.73	$12.41	$11.91	$10.42
Net assets	$16,725,287	$16,890,310	$36,532,145	$41,949,413	$47,661,032
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 -1.10%	0.95 -1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	3.08%	2.30%	1.67%	1.70%	1.50%
Total return (c)	24.82 - 25.01%	(37.81) - (37.72)%	4.01 - 4.17%	14.12 -14.32%	3.61%

Equity Income Plus
Units	80,555	56,158
Unit value	$8.07	$6.99
Deathclaim units	—	—
Deathclaim unit value	$8.09	$7.00
Net assets	$649,760	$392,525
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 -1.10%
Investment income ratio (b)	1.97%	3.27%
Total return (c)	15.40 - 15.57%	(30.10) - (30.03)%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Balanced
Units	899,368	1,116,315	1,534,043	1,892,510	2,594,448
Unit value	$11.93	$9.91	$13.55	$12.99	$11.79
Deathclaim units	198	114	987	214	—
Deathclaim unit value	$10.49	$8.70	$11.87	$11.37	$10.30
Net assets	$10,991,848	$11,338,806	$21,203,886	$24,988,956	$30,825,627
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 -1.10%	0.95 -1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	4.41%	3.74%	3.03%	3.00%	2.51%
Total return (c)	20.43 - 20.61%	(26.87) - (26.76)%	4.31 - 4.47%	10.19 - 10.36%	2.78%

High Yield
Units	4,357,429	5,057,916	6,421,204	8,370,455	11,171,281
Unit value	$34.53	$24.33	$31.16	$30.66	$28.11
Deathclaim units	22,330	16,753	18,950	15,505	6,893
Deathclaim unit value	$12.55	$8.83	$11.29	$11.09	$10.15
Net assets	$155,866,966	$127,694,300	$206,883,507	$264,626,224	$322,219,121
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 -1.10%	0.95 -1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	9.13%	8.95%	8.07%	7.97%	8.07%
Total return (c)	41.92 - 42.13%	(21.92) - (21.81)%	1.62 - 1.77%	9.09 - 9.30%	2.89%

Diversified Income Plus
Units	740,102	964,390	1,329,754	988,564	674,099
Unit value	$14.81	$11.26	$14.83	$15.14	$13.40
Deathclaim units	499	1,062	—	—	—
Deathclaim unit value	$11.28	$8.56	$11.26	$11.48	$10.14
Net assets	$11,415,895	$11,190,025	$20,142,759	$15,198,971	$9,191,082
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 -1.10%	0.95 -1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	7.81%	6.49%	2.03%	3.30%	7.50%
Total return (c)	31.61 - 31.81%	(24.08) - (23.96)%	(2.07) - (1.92)%	12.98 - 13.17%	2.47%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner Socially Responsible Bond
Units	47,132	18,286
Unit value	$11.19	$10.19
Deathclaim units	—	—
Deathclaim unit value	$11.22	$10.20
Net assets	$545,661	$186,379
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	3.38%	2.93%
Total return (c)	9.78 - 9.95%	1.93 - 2.03%

Income
Units	4,358,592	5,215,125	6,663,658	8,412,493	11,226,596
Unit value	$33.78	$28.15	$31.93	$31.10	$29.83
Deathclaim units	6,696	9,617	20,352	19,443	12,613
Deathclaim unit value	$11.47	$9.55	$10.81	$10.51	$10.07
Net assets	$152,104,524	$151,863,685	$219,481,655	$269,339,332	$343,282,694
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	5.77%	5.71%	5.30%	5.19%	4.70%
Total return (c)	19.97 - 20.15%	(11.82) - (11.68)%	2.65 - 2.81%	4.26 - 4.40%	1.18%

Bond Index
Units	932,246	1,200,230	1,420,631	1,667,490	2,147,680
Unit value	$12.90	$12.02	$12.26	$11.73	$11.40
Deathclaim units	2,051	1,922	2,132	256	—
Deathclaim unit value	$11.45	$10.66	$10.85	$10.37	$10.06
Net assets	$12,323,884	$14,750,241	$17,668,009	$19,825,040	$24,830,274
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	3.99%	4.88%	4.88%	4.72%	4.25%
Total return (c)	7.29 - 7.45%	(1.91) - (1.76)%	4.52 - 4.68%	2.88 - 3.04%	1.05%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Limited Maturity Bond
Units	3,029,746	3,235,745	4,260,849	5,239,739	6,762,295
Unit value	$12.11	$10.74	$11.60	$11.28	$10.91
Deathclaim units	1,885	1,048	2,196	2,299	860
Deathclaim unit value	$11.20	$9.92	$10.70	$10.39	$10.03
Net assets	$37,823,844	$35,639,583	$50,444,668	$60,087,071	$74,799,668
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	4.14%	4.56%	4.75%	4.44%	3.68%
Total return (c)	12.79 - 12.96%	(7.48) - (7.34)%	2.86 - 3.02%	3.41 - 3.59%	0.83%

Mortgage Securities
Units	261,844	344,902	484,456	644,931	891,445
Unit value	$11.87	$10.62	$11.30	$10.86	$10.49
Deathclaim units	206	30	25	216	—
Deathclaim unit value	$11.42	$10.20	$10.84	$10.41	$10.04
Net assets	$3,205,044	$3,732,863	$5,553,900	$7,100,326	$9,434,872
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	3.56%	4.54%	4.99%	4.98%	4.40%
Total return (c)	11.79 - 11.95%	(6.00) - (5.86)%	3.96 - 4.12%	3.57 - 3.69%	0.87%

Money Market
Units	24,886,504	42,869,495	41,625,448	36,659,277	32,088,893
Unit value	$2.00	$2.02	$1.98	$1.91	$1.84
Deathclaim units	60,453	35,573	16,028	25,047	1,672
Deathclaim unit value	$1.10	$1.11	$1.09	$1.04	$1.01
Net assets	$50,901,198	$88,165,730	$84,342,726	$71,514,426	$60,247,264
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.50%	2.92%	5.05%	4.74%	2.80%
Total return (c)	(0.67) - (0.52)%	1.83 - 1.98%	4.02 - 4.18%	3.33 - 3.54%	1.73%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

Part A:	None.

Part B:	Financial Statements of Depositor. (*)

Financial Statements of Thrivent Variable Annuity Account B. (*)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (3)

4.(a)	Form of Contract. (1)

(b)	403(b) Tax Sheltered Annuity Endorsement (*)

(c)	Roth Individual Retirement Annuity Endorsement (*)

(d)	SIMPLE Individual Retirement Annuity Endorsement (*)

(e)	Individual Retirement Annuity Endorsement (*)

5.	Contract Application Form. (1)

6.	Articles of Incorporation and Bylaws of Depositor. (*)

7.	Not Applicable.

8.	Participation Agreement between the Depositor and the Fund as of December 15, 2003. (2)

9.	Opinion of counsel as to the legality of the securities being registered (including written consent). (*)

10.	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP. (*)

11.	Not Applicable.

12.	Not Applicable.

13.(a)	Powers of Attorney for: (4)

Dr. Addie J. Butler	Paul W. Middeke	Dr. Kurt M. Senske

James M. Hushagen	Frank H. Moeller	Dr. Albert K. Siu

F. Mark Kuhlmann	Alice M. Richter	Allan R. Spies

Richard C. Lundell	James H. Scott	Adrian M. Tocklin

13.(b)	Power of Attorney for Frederick G. Kraegel(5)

13.(c)	Power of Attorney for Bonnie E. Raquet and Bradford L. Hewitt(*)

(1)	Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account I, file no. 33-67012, Accession No. 0000910240-98-000010, filed on April 30, 1998.

1

(2)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, Accession No. 0001193125-04-064690, filed on April 19, 2004.
(3)	Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, Accession No. 0001193125-06-084697, filed on April 29, 2006.
(4)	Incorporated by reference from Post-Effective Amendment No. 7 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, Accession No. 0001193125-08-086693, filed on April 22, 2008.
(5)	Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, Accession No. 0001193125-09-082570, filed on April 20, 2009.
(*)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bradford L. Hewitt	President, CEO and Director

Dr. Addie J. Butler	Director
5417 Laurens Street
Philadelphia, Pennsylvania 19144

James M. Hushagen	Director
Eisenhower & Carlson, PLLC
1201 Pacific Avenue, Suite 1200
Tacoma, Washington 98402-4395

Frederick G. Kraegel	Director
1225 Hyde Lane
Henrico, Virginia 23229

F. Mark Kuhlman	Vice Chairman of the Board of Directors
SSE Inc.
77 West Port Plaza, Suite 500
St. Louis, Missouri 63146

Richard C. Lundell	Director
7341 Dogwood
Excelsior, Minnesota 55331

Paul W. Middeke	Director
55 Forest Valley Court
St. Charles, Missouri 63301

Frank H. Moeller	Director
9543 Big View Drive
Austin, Texas 78730

Bonnie E. Raquet	Director
15407 McGinty Road West
Wayzata, Minnesota 55391-2399

Alice M. Richter	Director
14810 Blakeney Road
Eden Prarie, Minnesota 55347

2

James H. Scott	Director
2853 Tansey Lane
Chester Springs, Pennsylvania 19425

Dr. Kurt M. Senske	Chairman of the Board of Directors
Lutheran Social Services
8305 Cross Park Drive
Austin, Texas 78754-5154

Dr. Albert Siu	Director
Boston Scientific
1 Boston Scientific Place
Mail Stop A6
Natick, Massachusetts 01761-1537

Allan R. Spies	Director
747 Detroit Street
Denver, Colorado 80206

Adrian M. Tocklin	Director
4961 Bacopa Lane, Suite 801
St. Petersburg, Florida 33715

Pamela J. Moret	Executive Vice President, Strategic Development

James A. Thomsen	Executive Vice President, Member Services

Randall L. Boushek	Senior Vice President & Chief Financial Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Jon M. Stellmacher	Senior Vice President, Chief Administrative Officer
4321 North Ballard Road
Appleton, Wisconsin 54919

Russell W. Swansen	Senior Vice President and Chief Investment Officer

Holly J. Morris, Ph.D.	Senior Vice President and Chief Information Officer

3

James M. Odland	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial with the exception of SNI Holdco Inc., which is a majority-owned subsidiary of Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Financial Lifelong Resources Inc.	Not formally engaged in business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

SNI Holdco Inc.[2]	Holding company with no independent operations	Delaware

SNI Companies[3]	Professional staffing company	Delaware

[1]

Thrivent Asset Management, LLC is a subsidiary of both Thrivent Investment Management Inc. and Thrivent Life Insurance Company, both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Investment Management Inc. and Thrivent Life Insurance Company own respectively 60% and 40% of Thrivent Asset Management, LLC’s membership interests.

[2]	Majority-owned subsidiary of Thrivent Financial.
[3]	Wholly owned subsidiary of SNI Holdco Inc.

4

Item 27.	Number of Contract Owners

There were 51,925 qualified contracts and 17,252 non-qualified contracts as of March 31, 2010.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Other Activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b)	Management. The directors and officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter

James A. Thomsen	Director and President

David M. Anderson	Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Karen L. Larson	Director and Vice President

5

Carolyn A. Tuohy	Chief Legal Officer

Randall R. Boushek	Director

Andrea C. Golis	Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Director of Business Control Services, Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Director and Chief Financial Officer and Treasurer

Karl D. Anderson	Vice President

Michael J. Fuehrmeyer	Vice President
7197 Golfview Court
Yorkville, IL 60560

Michael J. Haglin	Vice President
160 Chapel Road
Suite 201
Manchester, CT 06040-1625

Knut A. Olson	Vice President

Timothy P. Schmidt	Vice President
701 Xenia Ave. S.
Suite 550
Golden Valley, MN 55416-1078

Nikki L. Sorum	Vice President

Eric W. Verseman	Vice President

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President Compliance and Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President and Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

6

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial for Lutherans.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement of the Securities Act for effectiveness of this amended Registration Statement and the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 19th day of April, 2010.

THRIVENT VARIABLE ANNUITY ACCOUNT B
(Registrant)

By	THRIVENT FINANCIAL FOR LUTHERANS
(Depositor, on behalf of itself and Registrant)

By	/s/ Bradford L. Hewitt
Bradford L. Hewitt President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of April, 2010.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director (Principal Executive Officer)
Bradford L. Hewitt

/s/ Randall L. Boushek	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer)

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

A Majority of the Board of Directors:*

Dr. Addie J. Butler	Paul W. Middeke	Dr. Kurt M. Senske
James M. Hushagen	Frank H. Moeller	Dr. Albert Siu
Frederick G. Kraegel	Bonnie E. Raquet	Allan R. Spies
F. Mark Kuhlman	Alice M. Richter	Adrian M. Tocklin
Richard C. Lundell	James H. Scott

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland	April 19, 2010
James M. Odland Attorney-in-Fact

8

INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT B

EXHIBIT NO.

EX-99.B.4(b)	403(b) Tax Sheltered Annuity Endorsement

EX-99.B.4(c)	Roth Individual Retirement Annuity Endorsement

EX-99.B.4(d)	SIMPLE Individual Retirement Annuity Endorsement

EX-99.B.4(e)	Individual Retirement Annuity Endorsement

EX-99(b)6	Articles of Incorporation and Bylaws of the Depositor

EX-99.B.9	Opinion and Consent of Counsel

EX-99.B.10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

EX-99.B.13(c)	Powers of Attorney for Bonnie E. Raquet and Bradford L. Hewitt

EX-99.B.14	Description of Offers to Exchange Variable Annuity Contracts

9